                                                                    Exhibit 99.5

                                                                  Execution Copy

================================================================================

                 COMMITTED NOTE PURCHASE AND SECURITY AGREEMENT

                           ---------------------------

                            Dated as of May 10, 2002

                           ---------------------------


                              NEW CENTURY FUNDING I
                                 as Note Issuer

    Each Person Party Hereto As A Purchaser or A Noteholder from Time to Time


                                       and

                     UBS WARBURG REAL ESTATE SECURITIES INC.
                 as Agent for the Purchasers and the Noteholders

================================================================================

                                TABLE OF CONTENTS

                                                                             Page
 Recitals .................................................................    1

Section 1. Definitions and Accounting Matters .............................    1

   1.01      Certain Defined Terms ........................................    1
             ---------------------
   1.02      Accounting Terms and Determinations ..........................   15
             ----------------------------------

Section 2. Note Purchases .................................................   15

   2.01      Note Purchases ...............................................   15
             --------------

Section 3. Notes ..........................................................   16

   3.01      General ......................................................   16
             -------
   3.02      Execution, Authentication, Delivery and Dating ...............   17
             ----------------------------------------------
   3.03      Registration, Registration of Transfer and Exchange ..........   17
             ---------------------------------------------------
   3.04      Mutilated, Destroyed, Lost or Stolen Note ....................   17
             -----------------------------------------
   3.05      Persons Deemed Owner .........................................   18
             --------------------
   3.06      Cancellation .................................................   18
             ------------
   3.07      Limitations on Transfer of the Notes .........................   18
             ------------------------------------
   3.08      Holding of Notes .............................................   20
             ----------------
   3.09      Procedure for Note Purchases .................................   20
             ----------------------------
   3.10      Limitation on Note Purchases; Illegality .....................   23
             ----------------------------------------
   3.11      Repayment of Notes; Interest .................................   23
             ----------------------------
   3.12      Mandatory Prepayments or Pledge; Voluntary Prepayments .......   24
             ------------------------------------------------------
   3.13      Extension of Termination Date ................................   25
             -----------------------------
   3.14      Takeout Commitments ..........................................   26
             -------------------
   3.15      Additional Termination .......................................   26
             ----------------------

Section 4. Payments; Computations; Etc. ...................................   26

   4.01      Payments .....................................................   26
             --------
   4.02      Computations .................................................   26
             ------------
   4.03      Requirements of Law ..........................................   27
             -------------------
   4.04      Facility Fee .................................................   28
             ------------

Section 5. Collateral Security ............................................   29

   5.01      Collateral; Security Interest ................................   29
             -----------------------------
   5.02      Further Documentation ........................................   30
             ---------------------
   5.03      Changes in Locations, Name, etc ..............................   30
             -------------------------------
   5.04      Agent's Appointment by Note Issuer as Attorney-in-Fact .......   30
             ------------------------------------------------------
   5.05      Performance by Agent of Note Issuer's Obligations ............   32
             -------------------------------------------------
   5.06      Proceeds .....................................................   32
             --------
   5.07      Limitation on Duties Regarding Preservation of Collateral ....   32
             ---------------------------------------------------------
   5.08      Powers Coupled with an Interest ..............................   33
             -------------------------------

   5.09      Release of Security Interest ............................  33
             ----------------------------

Section 6. Conditions Precedent ......................................  33

   6.01      Initial Note Purchase ...................................  33
             ---------------------
   6.02      Initial and Subsequent Note Purchases ...................  34
             -------------------------------------

Section 7. Representations and Warranties ............................  36

   7.01      Existence ...............................................  36
             ---------
   7.02      Financial Condition .....................................  37
             -------------------
   7.03      Litigation ..............................................  37
             ----------
   7.04      No Breach ...............................................  37
             ---------
   7.05      Action ..................................................  38
             ------
   7.06      Approvals ...............................................  38
             ---------
   7.07      Margin Regulations ......................................  38
             ------------------
   7.08      Taxes ...................................................  38
             -----
   7.09      Investment Company Act ..................................  38
             ----------------------
   7.10      Collateral; Collateral Security .........................  38
             -------------------------------
   7.11      Jurisdiction of Organization ............................  39
             ----------------------------
   7.12      Location of Books and Records ...........................  39
             -----------------------------
   7.13      True and Complete Disclosure ............................  39
             ----------------------------
   7.14      Tangible Net Worth ......................................  39
             ------------------
   7.15      ERISA ...................................................  40
             -----

Section 8. Covenants of the Note Issuer ..............................  40

   8.01      Litigation ..............................................  40
             ----------
   8.02      Existence, etc ..........................................  40
             --------------
   8.03      Prohibition of Fundamental Changes ......................  41
             ----------------------------------
   8.04      Borrowing Base Deficiency ...............................  41
             -------------------------
   8.05      Notices .................................................  41
             -------
   8.06      Reports .................................................  42
             -------
   8.07      Transactions with Affiliates ............................  42
             ----------------------------
   8.08      Limitation on Liens .....................................  42
             -------------------
   8.09      Limitation on Guarantees and Other Indebtedness .........  43
             -----------------------------------------------
   8.10      Limitation on Distributions .............................  43
             ---------------------------
   8.11      Maintenance of Tangible Net Worth .......................  43
             ---------------------------------
   8.12      Servicer; Servicing Tape ................................  43
             ------------------------
   8.13      Maintenance of Liquidity ................................  43
             ------------------------
   8.14      Required Filings ........................................  43
             ----------------
   8.15      No Adverse Selection ....................................  43
             --------------------
   8.16      Remittance of Prepayments ...............................  43
             -------------------------
   8.17      Wet Funding Schedules ...................................  44
             ---------------------
   8.18      Servicing Agreements ....................................  44
             --------------------

Section 9. Events of Default ...................................................................          44

Section 10. Remedies Upon Default ..............................................................          47

   10.01     Acceleration of Principal .........................................................          47
             -------------------------
   10.02     Possession of Files Relating to the Collateral ....................................          47
             ----------------------------------------------
   10.03     Action Regarding Collateral .......................................................          47
             ---------------------------
   10.04     Deficiency ........................................................................          48
             ----------
   10.05     Private Sale ......................................................................          49
             ------------
   10.06     Default Rate of Interest ..........................................................          49
             ------------------------
   10.07     Application of Proceeds ...........................................................          49
             -----------------------
   10.08     Payments on Collateral to the Note Issuer .........................................          50
             -----------------------------------------
   10.09     Cross-Collateralization; Right of Set-Off .........................................          50
             -----------------------------------------
   10.10     Interest Rate Protection Agreements ...............................................          50
             -------------------------------------
Section 11. No Duty of Agent ...................................................................          51

Section 12. The Agent ..........................................................................          51

   12.01     Appointment of Agent ..............................................................          51
             --------------------
   12.02     Delegation ........................................................................          51
             ----------
   12.03     Exculpatory Provisions ............................................................          51
             ----------------------
   12.04     Reliance ..........................................................................          52
             -----------
   12.05     Notice of Default .................................................................          52
             --------------------
   12.06     Non-Reliance on the Agents ........................................................          52
             -----------------------------
   12.07     Indemnification by Purchasers .....................................................          53
             -----------------------------
   12.08     The Agent in its Individual Capacity ..............................................          53
             ------------------------------------
   12.09     Successor Agent ...................................................................          54
             ---------------
   12.10     Arrangements Requiring Consent of Purchasers and Noteholders;
             --------------------------------------------------------------
             Agent's Discretion ................................................................          54
             ------------------
   12.11     Nonconsenting Purchasers and Noteholders ..........................................          54
             ----------------------------------------
   12.12     Refund of Payments ................................................................          54
             ------------------
   12.13     Relationship ......................................................................          55
             ------------
   12.14     Purchaser Funding to the Agent ....................................................          55
             ------------------------------
   12.15     Sharing............................................................................          55
             -------
   12.16     Remittance of Payments by the Agent ...............................................          56
             -----------------------------------

Section 13. Miscellaneous.......................................................................          56

   13.01     Waiver ............................................................................          56
             ------
   13.02     Notices ...........................................................................          57
             -------
   13.03     Indemnification and Expenses ......................................................          57
             ----------------------------
   13.04     Amendments ........................................................................          58
             ----------
   13.05     Successors and Assigns ............................................................          59
             ----------------------
   13.06     Survival ..........................................................................          59
             --------
   13.07     Captions ..........................................................................          59
             --------
   13.08     Counterparts ......................................................................          59
             ------------
   13.09     Note Purchase Agreement Constitutes Security Agreement; Governing Law .............          59
             ---------------------------------------------------------------------

   13.10     Submission To Jurisdiction; Waivers .....................   59
             -----------------------------------
   13.11     Acknowledgments .........................................   60
             ---------------
   13.12     Hypothecation or Pledge of Mortgage Loans ...............   60
             -----------------------------------------
   13.13     Servicing and Administration ............................   60
             ----------------------------
   13.14     Periodic Due Diligence Review ...........................   61
             -----------------------------
   13.15     No Recourse .............................................   61
             -----------
   13.16     Termination .............................................   62
             -----------

SCHEDULES
---------
         SCHEDULE 1      Representations and Warranties re:  Mortgage Loans
         SCHEDULE 2      Filing Jurisdictions and Offices
         SCHEDULE 3      Litigation Schedule

EXHIBITS
--------
         EXHIBIT A       Form of Note
         EXHIBIT B       Form of Custodial Agreement
         EXHIBIT C       Forms of Opinion of Counsel
         EXHIBIT D       Form of Request for Note Purchase
         EXHIBIT E-1     Form of Note Issuer's Release Letter
         EXHIBIT E-2     Form of Warehouse Lender's Release Letter
         EXHIBIT F       Underwriting Guidelines
         EXHIBIT G       Form of Servicer Notice
         EXHIBIT I       [Reserved]
         EXHIBIT H       [Reserved]
         EXHIBIT J       [Reserved]
         EXHIBIT K       Form of Transfer Certificate
         EXHIBIT L       Note Issuer's Designated Agents

                 COMMITTED NOTE PURCHASE AND SECURITY AGREEMENT

          COMMITTED NOTE PURCHASE AND SECURITY AGREEMENT, dated as of May 10, 2002, between NEW CENTURY FUNDING I, a Delaware business trust (the "Note
                                                                     ----
Issuer"), UBS WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation ("UBS
------                                                                      ---
Warburg"), as purchaser of Notes issued hereunder from time to time (UBS
-------
Warburg, in that capacity, and each other entity that from time to time may be a Purchaser as provided herein, each a "Purchaser"), each Person that from time to
                                      ---------
time holds any of the Notes issued hereunder (each a "Noteholder") and UBS
                                                      ----------
WARBURG REAL ESTATE SECURITIES INC., a Delaware corporation, as agent for the Purchasers and the Noteholders (in that capacity, the "Agent"), whereby the
                                                       -----
parties hereto agree as follows:

          Section 1. Definitions and Accounting Matters.
                     ----------------------------------

          1.01  Certain Defined Terms. As used herein, the following terms shall
                ---------------------
have the following meanings (all terms defined in this Section 1.01 or in other provisions of this Note Purchase Agreement in the singular to have the same meanings when used in the plural and vice versa):
                                     ----------

          "Actual Note Issuance Proceeds" shall have the meaning provided in
           -----------------------------
Section 3.09(d) hereof.

          "Administration Agreement" shall mean the Administration Agreement
           ------------------------
dated as of May 10, 2002, between the Note Issuer and New Century Mortgage Corporation, as Administrator.

          "Administrator" shall mean New Century Mortgage, in its capacity as
           -------------
administrator of the Note Issuer pursuant to the Administration Agreement, or any successor in such capacity.

          "Affiliate" shall mean with respect to any Person, any "affiliate" of
           ---------
such Person, as such term is defined in the Bankruptcy Code, other than a natural person.

          "Agent's Account" shall mean the Agent's account, Account No. 930 1
           ---------------
035581, for the account of UBS Warburg Conduit Funding, JPMorgan Chase Bank, ABA No. 02100001), or such other account as may be identified as the Agent's Account by notice from the Agent to the Note Issuer and the Purchasers.

          "Applicable Margin" shall mean the sum of the weighted average of the
           -----------------
applicable rates per annum set forth below for each type of Eligible Mortgage Loan for each day during the related Interest Period that Notes shall be secured by such Eligible Mortgage Loans:

                  (i) Eligible Mortgage Loans (other than Wet-Ink Mortgage Loans), One Hundred (100) basis points; and

                  (ii) Wet-Ink Mortgage Loans, One Hundred and Fifteen (115) basis points;

          "Bankruptcy Code" shall mean the United States Bankruptcy Code of
           ---------------
1978, as amended from time to time.

          "Below 520 FICO Sub-Limit" shall mean, at any time, an amount equal to
           ------------------------
the lesser of (x) 10% of the outstanding principal balance of all Notes at that time and (y) $25,000,000.

          "Borrowing Base" shall mean the aggregate Collateral Value of all
           --------------
Eligible Mortgage Loans.

          "Borrowing Base Deficiency" shall have the meaning provided in Section
           -------------------------
3.12 hereof.

          "Breakage Fee" shall mean as to any prepayment not occurring on a
           ------------
Paydown Date (except for any prepayment expressly excepted hereunder from the Breakage Fee), an amount equal to the sum of (a) the interest that would otherwise accrue on an "actual/360" basis, on the principal balance of the Notes prepaid, over a period of three Business Days (or, if non-Business Days intervene, for up to five days), at a rate equal to the Eurodollar Rate plus the Applicable Margin, plus (b) all reasonable losses, expenses and liabilities that arise from such prepayment, including without limitation, any loss and expense on liabilities incurred by reason of liquidating or reemployment of deposits or other funds required by the Noteholders to fund the Notes (but excluding anticipated profits).

          "Business Day" shall mean any day other than (i) a Saturday or Sunday
           -------------
or (ii) a day on which the New York Stock Exchange, the Federal Reserve Bank of New York or the Custodian is authorized or obligated by law or executive order to be closed.

          "Capital Lease Obligations" shall mean, for any Person, all
           -------------------------
obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Note Purchase Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

          "Cash Equivalents" shall mean (a) securities with maturities of 180
           ----------------
days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of 180 days or less from the date of acquisition and overnight bank deposits of any commercial bank having capital and surplus in excess of $5,000,000, (c) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than thirty days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least "A-1" or the equivalent thereof by Standard & Poor's Ratings Services ("S&P") or "P-1" or
                                                               ---
the equivalent thereof by Moody's Investors Service, Inc. ("Moody's") and in
                                                            -------
either case maturing within 180 days after the day of acquisition, (e) securities with maturities of 180 days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least "A" by S&P or "A" by Moody's,
(f) securities with maturities of 180 days or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition, or (g) shares of money market, mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time.

          "Collateral" shall have the meaning provided in Section 5.01(b)
           ----------
hereof.

          "Collateral Value" shall mean, with respect to each Eligible Mortgage
           ----------------
Loan, the lesser of (a) 98% of the Market Value of such Mortgage Loan, and (b) 100% of the outstanding principal balance of such Mortgage Loan, provided, further that, the following additional limitations on Collateral Value shall apply:

          (i) the aggregate Collateral Value of Wet-Ink Mortgage Loans may not exceed the Wet-Ink Sub-Limit at any time;

          (ii) the aggregate Collateral Value of Late Certification Wet-Ink Mortgage Loans may not exceed the Late Certification Sub-Limit at any time;

          (iii) the aggregate Collateral Value of Second Mortgage Loans may not exceed the Second Mortgage Sub-Limit at any time;

          (iv) the aggregate Collateral Value of Mortgage Loans having FICO scores between 519 and 500 (inclusive) shall not exceed the Below 520 FICO Sub-Limit;

           (v) the Collateral Value shall be deemed to be zero with respect to each Mortgage Loan:

             (1) in respect of which there is a breach of a representation and warranty set forth on Schedule 1 to the Loan Purchase Agreement
                                ----------
          (assuming each representation and warranty is made as of the date Collateral Value is determined);

             (2) in respect of which there is a delinquency in the payment of principal and/or interest which continues for a period of more than fifty-nine (59) days (without regard to any applicable grace periods);

             (3) which has been released from the possession of the Custodian under the Custodial Agreement to the Note Issuer for a period in excess of (5) Business Days;

             (4) which remains pledged to the Agent hereunder later than one hundred eighty (180) days after the date on which it is first included in the Collateral;

            (5) which is a Wet-Ink Mortgage Loan and exceeds the Wet-Ink Sub-Limit;

            (6) which is a Second Mortgage Loan and exceeds the Second Mortgage Sub-Limit;

            (7) which is a Wet-Ink Mortgage Loan, for which the Custodian has not completed its certification process by 3:00 p.m. (New York time) on the fifth (5th) Business Day following the applicable Note Purchase Date (unless and until such Wet-Ink Mortgage Loan later becomes a Dried-Ink Mortgage Loan), except that, if such Wet-Ink Mortgage Loan is a Late Certification Wet-Ink Mortgage Loan, then it shall be included for purposes of determining the aggregate Collateral Value to the extent that the exclusion would not cause the Late Certification Sub-Limit to be exceeded;

            (8) which has been originated in accordance with the Note Issuer's Underwriting Guidelines if (x) such Underwriting Guidelines as in effect as of the date hereof have been amended or modified and (y) the Majority Investors object to such amendments or modifications;

            (9) which has a FICO score of between 519 through 500 (inclusive) and exceeds the Below 520 FICO Sub-Limit; or

          (vi) notwithstanding the limitations set forth in (i) through (v) above, the Purchasers, the Noteholders and the Note Issuer may by mutual agreement exceed the limitations set forth in (i) through (v).

          "Collections" shall mean, collectively, all collections and proceeds
           -----------
on or in respect of the Mortgage Loans, excluding collections required to be paid to the Servicer or a Mortgagor on the Mortgage Loans.

          "Commitment Amount" shall mean $400,000,000, subject to reduction from
           -----------------
time to time as provided herein.

          "Commitment Percentage" shall initially mean 100% with respect to UBS
           ---------------------
Warburg, as the sole Purchaser, but, if it at any time after the date of this Note Purchase Agreement UBS Warburg transfers all or any part of its commitment hereunder to purchase Notes with the consent of the Note Issuer, "Commitment Percentage" at any time thereafter shall mean, with respect to each Purchaser, the percentage of all Purchasers' commitments hereunder to purchase Notes that such Purchaser at the time retains after taking into account all prior transfers of all or part of such commitment of such Purchaser.

          "Custodial Agreement" shall mean the Custodial Agreement, dated as of
           -------------------
the date hereof, among the Seller, the Note Issuer, the Custodian, the Disbursement Agent and the Agent, substantially in the form of Exhibit B hereto,
                                                               ---------
as the same shall be modified and supplemented and in effect from time to time.

          "Custodian" shall mean Deutsche Bank National Trust Company, as
           ---------
custodian under the Custodial Agreement, and its successors and permitted assigns thereunder.

          "Default" shall mean an Event of Default or an event that with notice
           -------
or lapse of time or both would become an Event of Default.

          "Designated Agent" shall mean, with respect to the Note Issuer, any of
           ----------------
the individuals identified in Exhibit L of the Administrator and those individuals identified in Exhibit L and any Responsible Officer of the Owner Trustee.

          "Dollars" and "$" shall mean lawful money of the United States of
           -------       -
America.

          "Dried-Ink Mortgage Loan" shall mean an Eligible Mortgage Loan which
           -----------------------
was previously a Wet-Ink Mortgage Loan, but as to which the related Mortgage Documents have since been received and certified by the Custodian in accordance with the terms hereof and the Custodial Agreement.

          "Due Diligence Review" shall mean the performance by the Agent of any
           --------------------
or all of the reviews permitted under Section 13.14 hereof with respect to any or all of the Mortgage Loans.

          "Effective Date" shall mean the date upon which the conditions
           --------------
precedent set forth in Section 6.01 shall have been satisfied.

          "Electronic Agent" shall mean MERSCORP, Inc., or its successor or
           ----------------
assigns.

          "Electronic Agent Agreement" shall mean that certain agreement (if
           --------------------------
any) between the Electronic Agent, the Agent and the Note Issuer.

          "Eligible Mortgage Loan" shall mean a Mortgage Loan, including a
           ----------------------
Wet-Ink Mortgage Loan, which is secured by a first or second mortgage lien on a one-to-four family residential property originated and serviced in accordance with the Underwriting Guidelines, as to which the representations and warranties in Section 7.10 and Part I of Schedule 1 to the Loan Purchase Agreement are correct; provided that in no event shall a land installment contract or similar lending arrangement be an Eligible Mortgage Loan.

          "ERISA" shall mean the Employee Retirement Income Security Act of
           -----
1974, as amended from time to time.

          "ERISA Affiliate" shall mean any corporation or trade or business that
           ---------------
is a member of any group of organizations (i) described in Section 414(b) or (c) of the Code of which the Note Issuer is a member and (ii) solely for purposes of potential liability under Section 302(c)(11) of ERISA and Section 412(c)(11) of the Code and the lien created under Section 302(f) of ERISA and Section 412(n) of the Code, described in Section 414(m) or (o) of the Code of which the Note Issuer is a member.

          "Estimated Note Issuance Proceeds" shall have the meaning provided in
           --------------------------------
Section 3.09(d) hereof.

          "Eurodollar Rate" shall mean, with respect to each Interest Period a
           ---------------
Note is outstanding, the rate per annum equal to the rate appearing at page 5 of the Telerate Screen as one-month LIBOR on the first day of such Interest Period and if such rate shall not be so quoted, the rate per annum at which the Reference Bank is offered Dollar deposits at or about 9:00 A.M., New York City time, on such date by prime banks in the London interbank eurodollar market for delivery on such day for a period of thirty (30) days and in an amount comparable to the amount of the Notes to be outstanding on such day. The Eurodollar Rate shall be reset by the Agent as described above and the Agent's determination of Eurodollar Rate shall be conclusive upon the parties absent manifest error on the part of the Agent.

                  "Event of Default" shall have the meaning provided in Section
                   ----------------
9 hereof.

                  "Exception Report" shall have the meaning as set forth in the
                   ----------------
Custodial Agreement.

                  "Existing Financing Documents" shall mean (a) the Subordinated
                   ----------------------------
Loan Agreement dated as of April 28, 2000, as may be amended from time to time , among New Century Mortgage and U.S. Bank National Association and all other documents or agreements executed in connection therewith, (b) the Fifth Amended and Restated Credit Agreement dated as of May 23, 2001, as may be amended from time to time, among New Century Mortgage, NC Capital Corporation and U.S. Bank National Association and all other documents or agreements executed in connection therewith, (c) the Master Repurchase Agreement dated as of July 19, 2001, as may be amended from time to time, among New Century Mortgage, NC Capital Corporation and CDC Mortgage Capital Inc. and all other documents or agreements executed in connection therewith, and (d) the letter agreement dated January 1, 2002, as may be amended from time to time, among New Century Mortgage, NC Capital Corporation and Solomon Brothers Realty Corp. and all other documents or agreements executed in connection therewith. The Agent acknowledges that New Century Funding A, an affiliate of the Note Issuer, expects to enter into a credit facility with Bank of America on or about May 13, 2002.

                  "Fatal Exception" shall have the meaning assigned thereto in
                   ---------------
the Custodial Agreement.

                  "Fatal Exception Report" shall mean the schedule of Mortgage
                   ----------------------
Loans and exception report prepared by the Custodian pursuant to the Custodial Agreement including each Mortgage Loan with a Fatal Exception.

                  "Federal Funds Rate" shall mean, for any day, the weighted
                   ------------------
average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it in good faith.

                  "First Mortgage Loan" shall mean a Mortgage Loan which
                   -------------------
constitutes a first priority mortgage lien with respect to the related Mortgaged Property.

                  "Future Financing Document" shall mean any mortgage loan
                   -------------------------
warehouse financing agreement, regardless of form (e.g., loan agreement, note purchase agreement, repurchase agreement) for performing or non-performing loans entered into by any of the New Century Parties or any Affiliate thereof.

                  "GAAP" shall mean generally accepted accounting principles as
                   ----
in effect from time to time in the United States.

                  "Governmental Authority" shall mean, in relation to any
                   ----------------------
Person, any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any court or arbitrator having jurisdiction over such Person, any of its Subsidiaries or any of its Properties.

                  "Guarantee" shall mean, as to any Person, any obligation of
                   ---------
such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term "Guarantee" shall not include (i) endorsements for collection or deposit in the ordinary course of business, or
(ii) obligations to make any servicing advances, escrow advances or other obligations in respect of a Mortgaged Property. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms "Guarantee" and "Guaranteed" used as verbs shall have correlative meanings.
 ---------       ----------

                  "Indebtedness" shall mean, for any Person: (a) obligations
                   ------------
created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business so long as such trade accounts payable are payable within 90 days after the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; and
(i) Indebtedness of general partnerships of which such Person is secondarily or contingently liable (other than by endorsement of instruments in the course of collection), whether by reason of any agreement to acquire such indebtedness or to supply or advance sums or otherwise.

                  "Interest Period" shall mean, with respect to any Note, (i)
                   ---------------
initially, the period commencing on the Note Purchase Date on which such Note is purchased hereunder from the Note Issuer and ending on the earlier of the related Maturity Date or the last day of the month in which that period commences, and (ii) thereafter, each period commencing on and including the first day of a month and ending on the earlier of the related Maturity Date or the last day of that month.

                  "Interest Rate Protection Agreement" shall mean, with respect
                   ----------------------------------
to any or all of the Mortgage Loans, any short sale of US Treasury Security, or futures contract, or mortgage related security, or Eurodollar futures contract, or options related contract, or interest rate swap, cap or collar agreement or similar arrangements entered into solely to provide for protection against fluctuations in interest rates or the exchange of nominal interest obligations, either generally or under specific contingencies, acceptable to the Majority Investors.

                  "Investment Company Act" shall mean the Investment Company Act
                   ----------------------
of 1940, as amended.

                  "Late Certification Sub-Limit" shall mean, at any time, an
                   ----------------------------
amount equal to $5,000,000.

                  "Late Certification Wet-Ink Mortgage Loan" shall mean a
                   ----------------------------------------
Wet-Ink Mortgage Loan for which the Custodian has not completed its certification process by 3:00 p.m. (New York time) on the fifth (5th) Business Day following the applicable Note Purchase Date, but for which the Custodian completes its certification process not later than 3:00 p.m. (New York time) on the seventh (7th) Business Day following the applicable Note Purchase Date.

                  "Lien" shall mean any mortgage, lien, pledge, charge, security
                   ----
interest or similar encumbrance.

                  "Loan Purchase Agreement" shall mean the Loan Purchase
                   -----------------------
Agreement, dated as of the date hereof, between the Seller, New Century Financial and the Note Issuer.

                  "MAC Notice" shall have the meaning set forth in Section 13.16
                   ----------
hereof.

                  "Majority Investors" shall mean Majority Purchasers and
                   ------------------
 Majority Noteholders.

                  "Majority Noteholders" shall mean Noteholders of Notes whose
                   --------------------
principal amount outstanding is at least equal to 51% of the outstanding principal amount of all the Notes (not including any Notes known by the Agent to be held by the Note Issuer or any of its Affiliates).

                  "Majority Purchasers" shall mean Purchasers with Commitment
                   -------------------
Percentages at least equal to 51% in the aggregate (not including any Notes known by the Agent to be held by the Note Issuer or any of its Affiliates).

                  "Market Value" shall mean, as of any date in respect of an
                   ------------
Eligible Mortgage Loan, the price at which such Eligible Mortgage Loan could readily be sold as determined in the Agent's sole discretion using its reasonable business judgment, taking into account the level of interest rates, the financial condition of the Note Issuer, the characteristics of the Collateral and general market conditions, which price may be determined to be zero. The Agent shall furnish the Note Issuer and the Seller, upon request, with a listing of its key assumptions regarding the determination of Market Value, including, at a minimum, the discount rate, prepayment speed and cumulative loss assumption.

                  "Material Adverse Effect" shall mean a material adverse effect
                   -----------------------
on (a) the Property, business, operations, financial condition or prospects of the Note Issuer, (b) the ability of the Note Issuer to perform its obligations under any of the Note Documents to which it is a party, (c) the validity or enforceability of any of the Note Documents, (d) the rights and remedies of the Agent, any of the Purchasers or any of the Noteholders under any of the Note Documents, (e) the timely payment of the principal of or interest on the Notes or other amounts payable in connection therewith, (f) the Agent's security interest in the Collateral or (g) the Collateral as a whole.

                  "Maturity Date" shall mean such date as is described in the
                   -------------
related Request for Note Purchase, or such earlier date on which this Note Purchase Agreement shall terminate in accordance with the provisions hereof or by operation of law (without prejudice to the provisions of this Note Purchase Agreement under which a Note's maturity, and the Note Issuer's related obligations to pay the principal thereof and interest thereon, may be accelerated).

                  "MERS" shall mean Mortgage Electronic Registration Systems,
                   ----
Inc. or its successors or assigns.

                  "MERS Procedures Manual" shall mean the MERS Procedures
                   ----------------------
Manual, as it may be amended from time to time.

                  "MERS(R) System" shall mean the Electronic Agent's mortgage
                   --------------
electronic registry system, as more particularly described in the MERS Procedures Manual.

                  "Mortgage" shall mean the mortgage, deed of trust or other
                   --------
instrument securing a Mortgage Note, which creates a first lien on the real property securing the Mortgage Note.

                  "Mortgage Documents" shall mean, with respect to a Mortgage
                   ------------------
Loan, the documents comprising the Mortgage File for such Mortgage Loan.

                  "Mortgage File" shall have the meaning assigned thereto in the
                   -------------
Custodial Agreement.

                  "Mortgage Interest Rate" shall mean the annual rate of
                   ----------------------
interest borne on the Mortgage Note.

                  "Mortgage Loan" shall mean a first or second lien,
                   -------------
residential, one to four family mortgage loan originated in accordance with the Underwriting Guidelines, which the Custodian has been instructed to hold for the Agent pursuant to the Custodial Agreement, and which Mortgage Loan includes, without limitation, (i) a Mortgage Note and related Mortgage and (ii) all of the
Note Issuer's right, title and interest in and to the Mortgaged Property covered by such Mortgage.

                  "Mortgage Loan Schedule" shall have the meaning assigned
                  -----------------------
thereto in the Custodial Agreement.

                  "Mortgage Loan Schedule and Exception Report" shall mean the
                  --------------------------------------------
mortgage loan schedule and exception report prepared by the Custodian pursuant to the Custodial Agreement.

                  "Mortgage Loan Tape" shall mean a computer-readable file
                  -------------------
containing information with respect to each Mortgage Loan, to be delivered by the Note Issuer to the Agent pursuant to Section 3.09(a) hereof which tape fields are identified on Annex I to the Custodial Agreement.

                  "Mortgage Note" shall mean the original executed promissory
                  --------------
note or other evidence of the indebtedness of a mortgagor/Note Issuer with respect to a Mortgage Loan.

                  "Mortgaged Property" shall mean the real property (including
                  -------------------
all buildings and fixtures thereon and all additions, alterations and replacements made at any time with respect to the foregoing) and all other collateral securing repayment of the debt evidenced by a Mortgage Note.

                  "Mortgagor" shall mean the obligor on a Mortgage Note.
                  ----------

                  "Multiemployer Plan" shall mean a multiemployer plan defined
                  -------------------
as such in Section 3(37) of ERISA to which contributions have been or are required to be made by the Note Issuer or any ERISA Affiliate and that is covered by Title IV of ERISA.

                  "Net Income" shall mean, for any period, and with respect to a
                  -----------
Person, the net income of the Person for such period as determined in accordance with GAAP.

                  "1934 Act" shall mean the Securities and Exchange Act of 1934,
                  ---------
 as amended.

                  "New Century Financial" shall mean New Century Financial
                  ----------------------
Corporation, a Delaware corporation.

                  "New Century Mortgage" shall mean New Century Mortgage
                  ---------------------
Corporation, a California corporation.

                  "New Century Parties" shall mean, collectively, New Century Financial and New Century Mortgage.

                  "Note" shall have the meaning provided in Section 2.01(a)
                  -----
hereof.

                  "Note Documents" shall mean, collectively, this Note Purchase
                  ---------------
Agreement, the Loan Purchase Agreement, the Notes, the Custodial Agreement and the Servicing Agreement.

                  "Note Issuer" shall have the meaning provided in the heading
                  ------------
hereof.

                  "Note Purchase" shall have the meaning provided in Section
                  --------------
2.01(a) hereof.

          "Note Purchase Agreement" shall mean this Committed Note Purchase and
           -----------------------
Security Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

          "Note Purchase Date" shall mean the date on which a Note Purchase is
           ------------------
made hereunder as contemplated in Section 2.

          "Note Purchase Period" shall have the meaning set forth in Section
           --------------------
2.01(a) of this Note Purchase Agreement.

          "Note Register" shall have the meaning set forth in Section 3.03 of
           -------------
this Note Purchase Agreement.

          "Noteholder" shall mean, in relation to any Note, the Person holding
           ----------
the Note, which initially shall be UBS Warburg.

          "Other Financing Documents" shall mean, collectively, the Existing
           -------------------------
Financing Documents and the Future Financing Documents.

          "Overestimate Amount" shall have the meaning as set forth in Section
           -------------------
3.09(d)(iv) of this Note Purchase Agreement.

          "Owner Trustee" shall mean Wilmington Trust Company or any successor
           -------------
not in its individual capacity but solely in its capacity as Owner Trustee under the Trust Agreement.

          "Paydown Date" shall mean any Business Day (which may or may not be a
           ------------
Payment Date) and as to which the Note Issuer shall have informed the Agent (x) at least five Business Days prior to such proposed Paydown Date of the Note Issuer's expectation that a prepayment of the Notes will be made on such Paydown Date, and the approximate amount thereof and (y) at least two Business Days prior to such proposed Paydown Date of the Note Issuer's declaration that a prepayment will be made on such Paydown Date, and the amount thereof (which amount may not exceed the related approximate amount stated in the notice described in clause (x)).

          "Payment Date" shall mean the fifth Business Day of any month
           ------------
commencing with June, 2002.

          "PBGC" shall mean the Pension Benefit Guaranty Corporation or any
           ----
entity succeeding to any or all of its functions under ERISA.

          "Person" shall mean any individual, corporation, company, voluntary
           ------
association, partnership, joint venture, limited liability company, trust, unincorporated association or government (or any agency, instrumentality or political subdivision thereof).

          "Plan" shall mean an employee benefit or other plan established or
           ----
maintained by the Note Issuer or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

          "Post-Default Rate" shall mean, in respect of the principal
           -----------------
amount of each Note outstanding or any other amount under this Note Purchase Agreement, any Note or any other Note Document that is not paid when due to the Agent or any Noteholder (whether at stated maturity, by acceleration, by prepayment or otherwise), a rate per annum during the period from and including the due date to but excluding the date on which such amount is paid in full equal to four percent (4%) per annum plus the applicable Eurodollar Rate for
                                     ----
each day such Post-default Rate shall apply.

          "Property" shall mean any right or interest in or to property of any
           --------
kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

          "Prospective Owner" shall have the meaning as set forth in Section
           -----------------
3.07 hereof.

          "Purchaser" shall have the meaning provided in the heading hereof.
           ---------

          "Qualified Institutional Buyer" or "QIB" shall have the meaning as set
           -----------------------------      ---
forth in Rule 144A of the Securities Act, as amended from time to time.

          "Qualified Purchaser" shall mean a "qualified purchaser" as defined in
           -------------------
Section 2(a)(51) of the Investment Company Act.

          "Record Date" shall mean the Business Day immediately preceding the
           -----------
related Payment Date.

          "Reference Bank" shall mean the principal office in London, England,
           --------------
of UBS.

          "Registration Statement" shall have the meaning as set forth in
           ----------------------
Section 2(a)(8) of the Securities Act.

          "Regulations T, U and X" shall mean Regulations T, U and X of the
           ----------------------
Board of Governors of the Federal Reserve System (or any successor), as the same may be modified and supplemented and in effect from time to time.

          "Reportable Event" shall mean a reportable event as defined in Title
           ----------------
IV of ERISA, except actions of general applicability issued by the Secretary of Labor under Section 110 of ERISA.

          "Request for Note Purchase" shall have the meaning provided in Section
           -------------------------
3.09(a) hereof.

          "Requirement of Law" shall mean as to any Person, the certificate of
           ------------------
incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer" shall mean, as to any Person other than the
           -------------------
Owner Trustee, the chief executive officer or the chief financial officer of such Person, and as to the Note Issuer, shall also mean any of the Designated Agents. With respect to the Owner Trustee, "Responsible Officer" shall have the meaning ascribed to such term in the Trust Agreement.

          "Second Mortgage Loan" shall mean a Mortgage Loan which constitutes a
           --------------------
second priority mortgage lien with respect to the related Mortgaged Property.

          "Second Mortgage Sub-Limit" shall mean, at any time, an amount equal
           -------------------------
to the greater of (x) 2.50% of the outstanding principal balance of all Notes at that time and (y) $5,000,000.

          "Secured Obligations" shall have the meaning provided in Section
           -------------------
5.01(c) hereof.

          "Seller" shall mean New Century Mortgage.
           ------

          "Servicer" shall mean either (a) Ocwen Federal Bank FSB, a
           --------
 federally-chartered savings bank, in its capacity as Servicer under the Servicing Agreement or (b) any other entity having demonstrated competence in servicing loans similar to the Mortgage Loans and which is reasonably acceptable to the Agent.

          "Servicing Agreement" shall mean (a) the Servicing Agreement dated as
           -------------------
of May 10, 2002, by and among the Agent, the Note Issuer, New Century Mortgage and the Servicer, as such as amended from time to time and (b) each other agreement which is designated as being a "Servicing Agreement" for purposes of this facility by the parties hereof.

          "Servicing Rights" shall mean any and all of the following: (a) any
           ----------------
and all rights to service the Mortgage Loans; (b) any payments to or monies received by the Servicer for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans; (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to the Mortgage Loans and all rights of the
Note Issuer thereunder; (e) escrow payments or other similar payments with respect to the Mortgage Loans and any amounts actually collected by the Note Issuer (through the Servicer or otherwise) with respect thereto subject to any superior right to such funds held by the Mortgagor; and (f) all accounts and other rights to payment related to any of the Mortgage Loans.

          "Single Employer Plan" shall mean as to any Person any Plan of such
           --------------------
Person which is not a Multiemployer Plan.

          "Spread Fee Rate" shall mean (i) at any time after the occurrence of
           ---------------
and during the continuation of a Default or an Event of Default, a rate per annum equal to 6% and (ii) at any other time, a rate per annum equal to 1.50%.

          "Subsidiary" shall mean, with respect to any Person, any corporation,
           ----------
partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

          "Takeout Commitment" shall mean a written agreement between the Note
           ------------------
Issuer, as the seller, and the Seller, as the purchaser, governing the terms of the resale of one or more Mortgage Loans from the Note Issuer to the Seller, together with a copy of any related agreement between the Seller and any other person that has entered into an agreement to purchase such Mortgage Loans from the Seller.

          "Tangible Net Worth" shall mean, as of a particular date,
           ------------------

          (a) all amounts which would be included under capital on a balance sheet of the Note Issuer at such date, determined in accordance with GAAP, less
                                                                           ----
          (b) (i) amounts owing to the Note Issuer from Affiliates and (ii) intangible assets determined in accordance with GAAP.

          "Tax Service Contract": A paid-in-full, life-of-loan tax service
           --------------------
contract with Fidelity National Tax Service or another tax service provider acceptable to the Majority Investors in their sole discretion (exercised in good faith) with respect to a Mortgage Loan.

          "Termination Date" shall mean May 14, 2004; or such earlier date on
           ----------------
which this Note Purchase Agreement shall terminate in accordance with the provisions hereof, including Section 13.16 hereof; provided, however, that subsequent commitments may be provided by the Investors to the Note Issuer by written agreement.

          "Total Indebtedness" shall mean, for any period, the aggregate
           ------------------
Indebtedness of the Note Issuer during such period less the amount of any nonspecific balance sheet reserves maintained in accordance with GAAP.

          "Transaction Documents" shall mean the Note Purchase Agreement, the
           ---------------------
Notes, the Custodial Agreement, the Loan Purchase Agreement, the Trust Agreement and the Servicing Agreement.

          "Trust Agreement" shall mean the Trust Agreement dated as of May 10,
           ---------------
2002, between the Seller, the Depositor, and Wilmington Trust Company, as Owner Trustee.

          "Trust Receipt" shall have the meaning assigned in the Custodial
           -------------
Agreement.

          "Underwriting Guidelines" shall mean the underwriting guidelines
           -----------------------
attached as Exhibit E hereto, as may be amended from time to time.
            ---------

          "Unearned Portion of the Facility Fee" shall have the meaning provided
           ------------------------------------
in Section 13.16.

          "Uniform Commercial Code" shall mean the Uniform Commercial Code as in
           -----------------------
effect on the date hereof in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

          "Wet Funding Schedule" shall have the meaning provided in Section
           --------------------
3.09(d)(ii).

          "Wet-Ink Wire Funding Account" shall mean the account so designated
           ----------------------------
and established in the name of the Note Issuer and indicating the security interest of the Agent, for the benefit of the Agent and the Noteholders, subject to the dominion and control of the Agent, at the Disbursement Agent pursuant to the terms of the Custodial Agreement.

          "Wet-Ink Mortgage Loan" shall mean an Eligible Mortgage Loan which is
           ---------------------
pledged to the Agent, for the benefit of the Agent and the Noteholders, simultaneously with the origination thereof by the Note Issuer pursuant to
Section 3.09(d) and is funded in part or in whole with proceeds of the purchase of Notes remitted directly to the Wet-Ink Wire Funding Account.

          "Wet-Ink Sub-Limit" shall mean an amount equal to $160,000,000.
           -----------------

          "Wet Funding Schedule" shall have the meaning provided in Section
           --------------------
3.09(d)(ii).

          "Wire" shall mean a wire transfer made from the Wet-Ink Wire Funding
           ----
Account pursuant to Section 27 of the Custodial Agreement.

          "Wiring Schedule" shall mean the schedule so defined in Section 27(c)
           ---------------
of the Custodial Agreement.

          1.02  Accounting Terms and Determinations. Except as otherwise
                -----------------------------------
expressly provided herein, all accounting terms used herein shall be interpreted, and all financial statements and certificates and reports as to financial matters required to be delivered to the Agent hereunder shall be prepared, in accordance with GAAP.

          Section 2. Note Purchases.
                     --------------

          2.01  Note Purchases.
                --------------

          (a) Subject to fulfillment of the conditions precedent set forth in Sections 6.01 and 6.02 hereof, and provided that no Default or Event of Default shall have occurred and be continuing hereunder, each Purchaser severally agrees, from and including the Effective Date to and including the day before the Termination Date (the "Note Purchase Period"), to provide financing to the
                           --------------------
Note Issuer which is secured as provided herein by Eligible Mortgage Loans and the other Collateral in an aggregate principal amount at any one time outstanding not to exceed such Purchaser's Commitment Percentage of the lesser of (i) the Commitment Amount at such time and (ii) the Borrowing Base at such time, unless otherwise agreed upon by such Purchaser and the Note Issuer. All such financing provided by a Purchaser shall initially be evidenced by a single note in the form set forth in Exhibit A (each a "Note") to be delivered to it as
                              ---------          ----
provided in Section 6.01, in the case of UBS Warburg as the sole initial Purchaser hereunder, or in connection with its first becoming a Purchaser hereunder, in any other case, but the foregoing is without prejudice to the rights of any Noteholder to subdivide a Note as contemplated in Section 3.01(b). References in this Note Purchase Agreement and any other Note Document to a "Note Purchase" by a Purchaser on any day mean its extension on that day of an amount of financing to the Note Issuer pursuant to the financing commitment stated in this Section 3.01(a). Similarly, references to the purchase price of any Note or Notes to be purchased on any day by a Purchaser, and to the principal amount of the Note or Notes, are to the principal amount of such financing, regardless of whether the Note Issuer's related obligations hereunder have yet been recorded on the relevant Note certificate as contemplated in Section 3.01(b) or in the Note Register as contemplated in Section 3.03. The obligations of the Purchasers to make Note Purchases hereunder are several and not joint, and none of the Purchasers shall have any liability to the Note Issuer or any other Person for the failure by any other Purchaser to perform its obligations hereunder.

          (b) Subject to the terms and conditions of this Note Purchase Agreement, during the Note Purchase Period the Note Issuer may request Note Purchases, repay the principal amounts of the Notes in whole or in part as provided herein and again request Note Purchases hereunder; provided that,
                                                            --------
notwithstanding the foregoing, none of the Purchasers shall have any obligation to purchase Notes from the Note Issuer in excess of such Purchaser's Commitment Percentage of the then current Commitment Amount and, in the event the obligation of the Purchasers to purchase Notes from the Note Issuer is terminated as permitted hereunder, the Purchasers shall have no further obligation to make further purchases of Notes hereunder. Each time there is a determination of the Eurodollar Rate by the Agent on any day, the following shall be required as if that day were a Note Purchase Date: (x) the conditions precedent in Section 6.02 hereto shall be satisfied and (y) the condition that no Default or Event of Default shall have occurred and be continuing hereunder shall be satisfied.

          (c) In no event shall any Purchaser be required to purchase any Note when any Default or Event of Default has occurred and is continuing.

          Section 3. Notes.
                     -----

          3.01  General.
                -------

          (a) The Note Issuer's obligations in respect of notes to be purchased hereunder (each a "Note") shall be represented by promissory notes of the Note
                   ----
Issuer substantially in the form of Exhibit A hereto and shall be initially
                                    ---------
evidenced by a Note, dated the date hereof, payable to UBS Warburg, as the sole initial Purchaser, in a principal amount equal to the Commitment Amount as originally in effect and otherwise duly completed. UBS Warburg and each other Person, if any, who becomes a Noteholder hereunder may transfer all or any portion of its interests in and rights under the Notes to other Persons in accordance with Sections 3.07 and 13.05. Each Note issued hereunder shall be secured by all the Collateral, and shall have the same standing with respect to priority of payment. Each Noteholder shall have the right to have any Note subdivided, by exchange for Notes of lesser denominations or otherwise.

          (b) The Purchase Date, amount and interest rate applicable to each Note purchased hereunder, and each payment made on account of the principal thereof, shall be recorded by the Agent and each Noteholder on its books and, prior to any transfer of such Note, endorsed by the Noteholder on the schedule attached to such Note or any continuation thereof; provided that the failure of the Agent or
                                       --------
any Noteholder to make any such recordation or endorsement shall not affect the obligations of the Note Issuer to make a payment when due of any amount owing hereunder or under any Note.

          3.02  Execution, Authentication, Delivery and Dating. Each Note shall
                ----------------------------------------------
be executed on behalf of the Note Issuer by any Designated Agent of the Note Issuer. The signature of such Designated Agent on a Note may be manual or by facsimile.

          3.03  Registration, Registration of Transfer and Exchange. Agent shall
                ---------------------------------------------------
keep a register (the "Note Register") in which, subject to such reasonable
                      -------------
regulations as it may prescribe, the Agent shall provide for the registration of the Notes and the registration of transfers of the Notes.

          If a Note is issued upon any registration of transfer or exchange of Notes, it shall be the valid obligation of the Note Issuer, evidencing the same debt, and entitled to the same benefits under this Note Purchase Agreement, as the Note surrendered upon such registration of transfer or exchange.

          A Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in the form of the Assignment included at Exhibit A attached hereto, duly executed by the Noteholder thereof or its attorney duly authorized in writing.

          No service charge shall be made for any registration of transfer or exchange of Notes, but the Agent may require payment of a sum sufficient to cover any tax or other governmental charge as may be imposed in connection with any registration of transfer or exchange of Notes.

          The Agent shall, at the request of the Note Issuer, give the Note Issuer notice of each change in the information regarding any Noteholder or Note which is recorded in the Note Register upon the making of the relevant change, with a copy of the relevant page of the Note Register certified by the Agent to be a true and correct copy.

          3.04  Mutilated, Destroyed, Lost or Stolen Note. If (1) a mutilated
                -----------------------------------------
Note is surrendered to the Note Issuer or the Note Issuer receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (2) there is delivered to the Note Issuer such security or indemnity as may be reasonably required by the Note Issuer to save it harmless, then, in the absence of notice to the Note Issuer that the Note has been acquired by a bona fide purchaser, the
Note Issuer shall execute, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor and aggregate initial principal amount bearing a number not contemporaneously outstanding. If, after the delivery of such new Note, a bona fide purchaser of the original Note in lieu of which such new Note was issued presents for payment such original Note, the Note Issuer, shall be entitled to recover such new Note from the Person to whom it was delivered or any Person taking therefrom, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Note Issuer in connection therewith. If any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have become subject to redemption in full, instead of issuing a new Note, the Note Issuer may pay the Note without surrender thereof, except that any mutilated Note shall be surrendered.

          Upon the issuance of any new Note under this Section 3.04, the Note Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Note Issuer) connected therewith.

          Every new Note issued pursuant to this Section 3.04 in lieu of any mutilated destroyed, lost or stolen Note shall constitute an original contractual obligation of the Note Issuer, whether or not the mutilated destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Note Purchase Agreement equally and proportionately with any other Note duly issued hereunder.

          The provisions of this Section 3.04 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Note.

          3.05  Persons Deemed Owner. Prior to due presentment for registration
                --------------------
of transfer of a Note, any agent on behalf of the Note Issuer may treat the Person in whose name the Note is registered as the owner of the Note (a) on the applicable Record Date for the purpose of receiving payments of the principal of and interest on the Note due on the related Payment Date and (b) on any other date for all other purposes whatsoever, including receiving payments of principal and interest on the Note that are not paid as and when due, and the
Note Issuer or any agent of the Note Issuer shall not be affected by notice to the contrary.

          3.06  Cancellation. If a Note is surrendered for payment, registration
                ------------
of transfer or exchange, or redemption it shall be delivered to the Administrator for the Note Issuer and shall be promptly canceled by it. Any Note previously delivered hereunder which the Note Issuer may have acquired in any manner whatsoever shall be promptly canceled by the Note Issuer, through the Administrator. No Note shall be authenticated in lieu of or in exchange for a Note cancelled as provided in this Section 3.06, except as expressly permitted by this Note Purchase Agreement. Any cancelled Notes held by the Note Issuer, through the Administrator or the Owner Trustee or otherwise, shall be held by for a period of three (3) years following the cancellation date.

          3.07  Limitations on Transfer of the Notes(a). (a) Any transfer of a
                ---------------------------------------
Note shall be made in accordance with the Securities Act and the Investment Company Act. Each prospective Purchaser (other than UBS Warburg) and any subsequent transferee of any Note (each, a "Prospective Owner") shall represent
                                            -----------------
and warrant in writing, to the Note Issuer and the Agent and the relevant transferor and any of their respective successors that:

          (i) Such Person is duly authorized to purchase such Note and its purchase of investments having the characteristics of the Note is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor.

          (ii) Such Person understands that the holder of a Note, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of this Note Purchase Agreement and the other Note Documents.

          (b) Each Prospective Owner of any Note (other than UBS Warburg) shall represent and warrant in writing, to the Note Issuer and the Agent and the relevant transferor and any of their respective successors that:

          (i) Such Person is a Qualified Purchaser and either (A) a QIB and is aware that the transferor of the Note may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring the Note for its own account or for the account of one or more qualified institutional buyers, for whom it is authorized to act, or (B) an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

          (ii) It understands that the Note has not been registered under the Securities Act, and the Note has not been registered under the Investment Company Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer the Note, the Note may be offered, resold, pledged or otherwise transferred only (A) pursuant to a Registration Statement which has been declared effective under the Securities Act, (B) to a Qualified Purchaser, and (C) for so long as the Note is eligible for resale pursuant to Rule 144A under the Securities Act, to a person whom the seller reasonably believes is a QIB, which is purchasing the Note for its own account or for the account of a qualified institutional buyer, to whom notice is given that the transfer is being made in reliance on Rule 144A, or (D) to an institutional "accredited investor" within the meaning of subparagraph
          (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act, which is acquiring the Note for its own account or for the account of such an institutional "accredited investor," for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act, in each case in compliance with the requirements of this Note Purchase Agreement.

          In the event that a transfer of a Note is to be made in reliance upon an exemption from the Securities Act, Investment Company Act or state securities laws, in order to assure compliance with the Securities Act, the Investment Company Act and such laws, the prospective transferor and transferee shall certify to the Note Issuer in writing the facts surrounding the transfer in substantially the form set forth in Exhibit K hereto or, if the relevant
                                    ---------
transfer is not being made in reliance on Rule 144A, the transferor and transferee shall make such certifications to the Note Issuer and deliver to it such opinions of counsel regarding the availability of an exemption from the registration requirements of the Securities Act, as the Note Issuer may reasonably require.

          The Note Issuer shall provide to the Noteholders and any prospective transferee designated by any Noteholder, information regarding the Notes and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) and Section 3(c)(7) of the Investment Company Act for transfer of any of the Notes without registration under the Securities Act or the Investment Company Act pursuant to the registration exemption provided thereunder.

          The certificates representing the Notes shall contain a legend substantially similar to the applicable legend provided in Exhibit A stating
                                                           ---------
that transfer of the Notes is subject to certain restrictions and referring prospective purchasers of the Notes to this Section 3.07 with respect to such restrictions.

          3.08  Holding of Notes. With respect to each Note executed as provided
                ----------------
in Section 3.02 (or in substitution for any such Note), the Note Issuer shall cause a Responsible Officer of the Administrator to deliver the Note to its Purchaser, through the Agent.

          3.09  Procedure for Note Purchases. (a) The Note Issuer may request
                ----------------------------
a Note Purchase hereunder, on any Business Day during the Note Purchase Period, by delivering to the Agent, with a copy to the Custodian, a written preliminary request for such Note Purchase, substantially in the form of Exhibit ------- D attached hereto (a "Request for Note Purchase"), which request must be - ------------------------- received by the Agent prior to (i) 4:30 p.m., New York City time, one (1) Business Day prior to the requested Note Purchase Date for any Eligible Mortgage Loans which are not Wet-Ink Mortgage Loans, and (ii) 6:00 p.m., New York City time, one (1) Business Day prior to the Note Purchase Date for any Eligible Mortgage Loans which are Wet-Ink Mortgage Loans. Each Request for Note Purchase shall (i) specify the requested Note Purchase Date, (ii) include a Mortgage Loan Tape in electronic form containing detailed information with respect to the Eligible Mortgage Loans (other than the Wet-Ink Mortgage Loans) that the Note Issuer proposes to pledge to the Agent and to be included in the Borrowing Base in connection with such Note Purchase, and (iii) attach a certificate signed by a Designated Agent of the Note Issuer as required by
Section 6.02(b) hereof. With respect to Wet-Ink Mortgage Loans, the Note Issuer shall provide the Agent with a detailed listing of the Wet-Ink Mortgage Loans the Note Issuer proposes to pledge by 4:30 p.m. New York City time on the related Note Purchase Date. The Agent shall promptly deliver to each Purchaser a copy of each Request for Note Purchase delivered to the Agent as provided above, together with a copy of all attachments thereto, and a copy of each listing of Wet-Ink Mortgage Loans delivered to the Agent as provided above.

          (b) Upon the Note Issuer's Request for Note Purchase pursuant to
Section 3.09(a) and in compliance with Sections 3.09(c), 3.09(d), 3.09(e) and 3.09(f), the Purchasers severally shall, assuming all applicable conditions precedent set forth in Sections 6.01 and 6.02 have been met and provided no Default or Event of Default shall have occurred and be continuing, make the related purchases of Notes they are committed to make under Section 2.01(a) in respect of each Eligible Mortgage Loan identified in the materials attached to such Request for Note Purchase which is not a Wet-Ink Mortgage Loan or a Dried-Ink Mortgage Loan, and the Note Issuer shall sell such Notes to the Purchasers, by 4:30 p.m. New York City time on the requested Note Purchase Date. Each Purchaser (other than a Person who at the time is also the Agent) shall pay the purchase price for the Notes to be purchased by it hereunder on each Note Purchase Date by wire transfer to the Agent, to the Agent's Account, not later than 4:30 p.m. New York

City time on the Note Purchase Date, of an amount in Dollars, in immediately available funds, equal to such Purchaser's Commitment Percentage of the aggregate principal amount of the Notes to be purchased on such Note Purchase Date. The Agent shall make the purchase price of all Notes included in each Note Purchase, to the extent actually received by the Agent from the Purchasers, available to the Note Issuer as provided in Section 3.09(e), in the same funds as the Agent receives. The Agent shall have no obligation itself to pay for any Notes except as provided in the preceding sentence. The Note Issuer shall cause each Note Purchase to be evidenced by an entry in the Note Register (with evidence that it has done so to be provided to the Purchasers, through the Agent, as contemplated in Section 6.02(m), and each Purchaser that is already a Noteholder at the time of a Note Purchase shall endorse on the schedule to its Note or any continuation thereof the principal amount of the Notes purchased by it on the relevant Note Purchase Date, as contemplated in Section 3.01(b).

     (c) In the case of any Eligible Mortgage Loan which is not a Wet-Ink Mortgage Loan, the Note Issuer shall release to the Custodian, no later than 12:00 p.m., New York City time, two (2) Business Days (or such lesser time as the Custodian and the Note Issuer may agree) prior to the requested Note Purchase Date, the Mortgage File pertaining to each Eligible Mortgage Loan to be pledged to the Agent and included in the Borrowing Base on such requested Note Purchase Date, in accordance with the terms and conditions hereof and of the Custodial Agreement.

     (d) With respect to each Mortgage Loan which is a Wet-Ink Mortgage Loan, pledged to the Agent and included in the Borrowing Base on a requested Note Purchase Date:

     (i) Not later than 4:30 p.m. at least one Business Day prior to the related Note Purchase Date, the Note Issuer shall deliver to the Agent a report detailing the approximate outstanding principal balance of Wet-Ink Mortgage Loans to be pledged to the Agent on such Note Purchase Date and the approximate principal amount of the related Notes (the "Estimated Note
                                                             --------------
     Issuance Proceeds"), and the Agent, as promptly thereafter as practicable,
     -----------------
     shall make a copy of such report available to each Purchaser.

     (ii) An amount (determined as provided in Section 2.01) up to the expected original principal amount of each Wet-Ink Mortgage Loan, shall be remitted, in whole or in part, as requested by the Note Issuer, by the Agent, on behalf of, and with funds provided by, the Purchasers (but not otherwise), by means of wire transfer to the Wet-Ink Wire Funding Account, provided that, on or prior to the related Note Purchase Date, the Note Issuer shall provide to the Agent a schedule (the "Wet-Funding Schedule") setting forth
                                           --------------------
     the mortgage loan identification number, the Mortgagor name, the outstanding principal balance of Wet-Ink Mortgage Loans, the amount to be remitted to the Wet-Ink Wire Funding Account for each Wet-Ink Mortgage Loan to be pledged to the Agent on such Note Purchase Date and the aggregate of all such amounts, to be remitted to the Wet-Ink Wire Funding Account on such Note Purchase Date (the "Actual Note Issuance Proceeds"). On the Note
                                   -----------------------------
     Purchase Date (and on the terms and subject to the conditions set forth in this Note Purchase Agreement), the Agent, on behalf of, and with funds provided by, the Purchasers, shall remit by wire transfer the

     Actual Note Issuance Proceeds directly to the Wet-Ink Wire Funding Account to be disbursed in accordance with the Custodial Agreement. Each Purchaser (other than a Person who at the time is also the Agent) shall, not later than 2:30 p.m. New York City time, on each Note Purchase Date, pay the portion of the purchase price of the Notes to be purchased by it hereunder which corresponds to Wet-Ink Mortgage Loans by wire transfer of an amount in Dollars equal to such Purchaser's Commitment Percentage of the related Actual Note Issuance Proceeds, to enable the Agent to make the remittances contemplated in this paragraph. The Agent shall, as promptly as practicable after receipt, furnish to each Purchaser a copy of each schedule referred to above in this paragraph which is received by the Agent.

     (iii) The Note Issuer shall deliver the Mortgage Documents related thereto to the Custodian for receipt by the Custodian no later than five (5) Business Days following the Note Purchase Date.

     (iv) Upon receipt of the final Wiring Schedule with respect to a Note Purchase Date, the Agent shall determine the amount, if any, by which the Estimated Note Issuance Proceeds requested by the Note Issuer exceeds the Actual Note Issuance Proceeds (such amount, the "Overestimate Amount") and
                                                      -------------------
     shall give each Purchaser notice thereof.

     (v) No later than the close of business on the Business Day following each Note Purchase Date, the Note Issuer shall forward to the Agent a schedule with respect to each Wet-Ink Mortgage Loan funded on such Note Purchase Date setting forth the related Mortgage Loan number, the Mortgagor name, the amount of each such Wet-Ink Mortgage Loan, and a list of each Wire actually issued in respect of such Wet-Ink Loan, setting forth the amount, the payee, and the wire reference number, as appropriate. At the request of a Purchaser, the Agent shall, as promptly as practicable after the request, furnish to such Purchaser a copy of each such schedule and list referred by the Agent.

     (vi) The Note Issuer shall not request the purchase of Notes, and the Purchasers shall not be required to make purchases of Notes more often than six times on any Business Day.

     (vii) No Wire shall be issued or remitted to a payee which is the Note Issuer, the Seller or any Affiliate of the Seller.

     (e) Pursuant to the Custodial Agreement, the Custodian shall deliver to the Agent (which shall provide a copy to each Purchaser) and the Note Issuer, no later than 1:00 p.m., New York City time, on the Business Day prior to each Note Purchase Date, a Trust Receipt in respect of all Mortgage Loans (other than Wet-Ink Mortgage Loans) pledged to the Agent on such Note Purchase Date, and a Mortgage Loan Schedule and Exception Report. Additionally, pursuant to the Custodial Agreement, the Custodian shall deliver to the Agent (which shall provide a copy to each Purchaser) and the Note Issuer, no later than noon, New York City time, on each Note Purchase Date, a Trust Receipt in respect of all Wet-Ink Mortgage Loans pledged to the Agent on such Note Purchase Date, and a Mortgage Loan Schedule with respect to each such Wet-Ink Mortgage Loan and the Custodian shall provide the Agent (which shall provide a copy to each Purchaser) with a listing of all Wet-Ink Mortgage Loans pledged to the Agent by 4:30 p.m. New York City time on the related Note Purchase Date. Subject to Section 6 hereof, the purchase price of each Note Purchase required under Section 2.01 will (to the extent paid by the Purchasers to the Agent), with respect to each Mortgage Loan which is not a Wet-Ink Mortgage Loan, then be made available (or deemed made available) to the Note Issuer by the Agent by means of transfer, via wire transfer, of the funds made available to the Agent for the Note Purchase by the Purchasers, to the following account of the Note Issuer (or such other account as it may identify by notice given to the Agent not later than the third Business Day before the relevant Note Purchase Date): ____________, for the A/C of the Note Issuer, in trust, ABA# ___________, Attn: ___________, [we need NC wire instructions] in funds immediately available to the Note Issuer; the Purchasers will use their respective best efforts to honor, on the requested Note Purchase Date, Requests for Note Purchase which are received after the times specified in paragraph (a) above, or for which Mortgage Loan Schedules are received after the times specified above in this paragraph (d).

     3.10 Limitation on Note Purchases; Illegality. Anything herein to the
          ----------------------------------------
contrary notwithstanding, if, on or prior to the determination of any Eurodollar
Rate:

     (a) the Agent determines, which determination shall be conclusive, that quotations of interest rates for the relevant deposits referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof are not being provided in the relevant amounts or for the relevant maturities for purposes of determining rates of interest for the Notes as provided herein; or

     (b) the Agent determines, which determination shall be conclusive (and based on such information as Majority Investors shall have given to the Agent), that the relevant rate of interest referred to in the definition of "Eurodollar Rate" in Section 1.01 hereof upon the basis of which the rate of interest for the Notes is to be determined is not adequate to cover the cost to the Majority Investors of making or maintaining Loans; or

     (c) it becomes unlawful for any Purchaser to honor its obligation to purchase Notes hereunder or for any Noteholder to maintain its investment in Notes issued hereunder, in each case, using a Eurodollar Rate;

then the Agent shall give the Note Issuer prompt notice thereof and at the Note Issuer's option, upon notice to the Agent, the Purchasers and the Noteholders, the Note Issuer may either immediately prepay all the Notes outstanding and terminate this Note Purchase Agreement or pay interest on the Notes at a rate per annum equal to the Federal Funds Rate plus 2.00%.

     3.11 Repayment of Notes; Interest.
          ----------------------------

     (a) The Note Issuer hereby promises to pay to the Noteholders in full on the earlier to occur of the (x) applicable Maturity Date and (y) the Termination Date, the then aggregate outstanding principal amount of the Notes.

     (b) The Note Issuer hereby promises to pay to the Noteholders interest on the unpaid principal amount of each Note for the period from and including the Note Purchase Date on which such Note was sold hereunder by the Note Issuer to but excluding the date such Note shall be paid in full, at a rate per annum equal to the Eurodollar Rate plus the Applicable Margin. Notwithstanding the foregoing, the
Note Issuer hereby promises to pay to the Noteholders interest at the applicable Post-Default Rate on any principal of any Note and on any other amount payable by the Note Issuer hereunder or under any Note that shall not be paid in full when due (whether at stated maturity, by acceleration or by mandatory prepayment or otherwise) for the period from and including the due date thereof to but excluding the date the same is paid in full. Accrued interest on the principal amount of each Note shall be due and payable (i) monthly, on the Payment Date,
(ii) on the Business Day following each Maturity Date or other day on which any prepayment of principal is received by the Agent, but only if the accrued interest on the amount of principal paid on such Maturity Date or prepaid on such other day exceeds $2,000,000 and if the Agent so demands (if such amount is $2,000,000 or less or if the Agent does not so demand, such amount to be paid on the next following Payment Date) and (iii) on the Termination Date. Interest payable at the Post-Default Rate shall accrue daily and shall be due and payable upon such accrual.

          (c) In addition to any other amounts payable hereunder, the Note Issuer shall pay a fee to the Agent (for the account of the Purchasers in accordance with their respective Commitment Percentages) on each Payment Date equal to the imputed interest on each Overestimate Amount. Such imputed accrued interest shall accrue at the Spread Fee Rate for the period of time from and including the requested Note Purchase Date specified in the Request for Note Purchase until the earliest to occur of (i) two days after the Note Issuer has delivered notice to the Agent that any portion of the related Overestimate Amount will not actually be funded to the Note Issuer, provided that such notice is delivered within one day after the initially requested Note Purchase Date,
(ii) as to such portion of the related Overestimate Amount the date such portion of the related Overestimate Amount is funded to the Note Issuer through a Note Purchase and (iii) the next Payment Date. Notwithstanding the foregoing, no Spread Fee Rate shall be applied to any Overestimate Amount if (x) the related Request for Note Purchase was timely delivered (whether or not the related Wet-Funding Schedule was timely delivered) and (y) the Overestimate Amount does not exceed the lessor of (a) 20% of the amount of the related Request for Note Purchase or (b) $10,000,000.

          3.12 Mandatory Prepayments or Pledge; Voluntary Prepayments. (a) If at
               ------------------------------------------------------
any time the aggregate outstanding principal amount of Notes exceeds the Borrowing Base (a "Borrowing Base Deficiency"), as determined by the Agent in
                   -------------------------
its sole discretion exercised in good faith and notified to the Note Issuer on any Business Day, the following shall apply:

               (i) If the Borrowing Base Deficiency does not involve circumstances of the kind referred to in clause (ii) or clause (iii) of this Section 3.12, the Note Issuer shall no later than 5:00 p.m. New York City time on the Business Day on which such notice has been received (if received prior to 10:00 a.m. New York City time on such Business Day, otherwise no later than 10:00 a.m. New York City time on the next following Business Day), either prepay the principal amount of the Notes in part or in whole or pledge additional Eligible Mortgage Loans (which Collateral shall be in all respects acceptable to the Agent in its sole discretion) to the Agent, such that after giving effect to such prepayment or pledge the aggregate outstanding principal amount of the Notes does not exceed the Borrowing Base.

                           (ii) If any portion of the proceeds of a Note Purchase are made available to the Note Issuer in connection with the inclusion in the Borrowing Base of a proposed Wet-Ink Mortgage Loan which is not actually made on the Note Purchase Date, the Note Issuer shall not later than one Business Day after that Note Purchase Date prepay that portion of the principal amount of the Notes which corresponds to such proposed Wet-Ink Mortgage Loan. The interest accrued on the amount of the prepayment from and including the relevant Note Purchase Date and to but excluding the date of the prepayment (or, if the prepayment is made on the Note Purchase Date, one day's interest thereon) shall be included in the interest payable hereunder on the next following Payment Date.

                           (iii) If any portion of the Borrowing Base Deficiency relates to a sale of a Mortgage Loan by the Note Issuer to the Seller pursuant to the Loan Purchase Agreement, the Note Issuer shall on the day of the resale prepay a portion of the outstanding principal amount of the Notes equal to the related Repurchase Amount.

                  (b) The Note Issuer may prepay the principal amount of Notes on any Paydown Date. Notice from the Note Issuer of any proposed prepayment may not be revoked without the prior signed written consent of the Agent, which consent may be withheld in the Agent's sole discretion, but the Notes shall in no event be prepaid more often than the four times in any calendar month pursuant to this paragraph (b). In connection with any voluntary prepayment of all or any portion of the Notes not made in accordance with the notice requirements set forth in the definition of Paydown Date, and any prepayment of the Notes made pursuant to Section 10.01, the Note Issuer shall be required to pay a Breakage Fee to the Noteholders in addition to any other amounts due hereunder. The Note Issuer may not prepay the principal amount of the Notes hereunder other than as specifically provided herein.

                  (c) In connection with any sales of Mortgage Loans pursuant to Takeout Commitments, or otherwise, the Note Issuer shall cause there to be remitted to the Agent, on the date of such sale, the entire principal portion of the purchase price paid by the purchasers under such Takeout Commitments. In addition, in connection with any sale of Mortgage Loans pursuant to such Takeout Commitments, or otherwise, the Note Issuer shall cause to be remitted to the Servicer for deposit in the collection account administered by the Servicer a portion of such sales proceeds equal to accrued interest on the amount prepaid, calculated at the Effective Facility Rate, (i) not later than the next following Payment Date or (ii) at the time of such sale, if (x) such amount exceeds $2,000,000 and (y) if the Agent so requests. As used herein, "Effective Facility
                                                              ------------------
Rate" means a rate sufficient to cover related Note interest, any imputed
----
interest (i.e., Spread Fee Rate) and any fees due to the Agent, the Purchasers,
          ---
or the Noteholders on the next following Payment Date, to the extent that such amount will not otherwise be funded by interest collections on the Mortgage Loans otherwise deposited to the collection account.

          3.13 Extension of Termination Date. At the request of the Note Issuer
               -----------------------------
made at least ninety (90) days, but in no event earlier than one hundred and fifty (150) days, prior to the then current Termination Date, the Purchasers and Noteholders may in their sole discretion extend the Termination Date for a period to be requested by the Note Issuer and approved by the Purchasers and the Noteholders in their sole discretion by giving written notice of such extension, through the Agent, to the Note Issuer no later than ninety (90) days prior to the then current Termination Date. Any failure by the Agent to deliver such notice of extension within ninety (90) days prior to the then current Termination Date shall be deemed to be the Purchasers' and Noteholders' determination not to extend the then current Termination Date.

     3.14 Takeout Commitments. The Note Issuer shall deliver to the Agent (for
          -------------------
itself and for the Purchasers and Noteholders) copies of any Takeout Commitment related to any Mortgage Loan.

     3.15 Additional Termination. If any of the events specified in Section
          ----------------------
6.02(j) hereof have occurred, the Purchasers shall give the Agent prompt notice thereof and the Agent shall give a copy of the notice to Note Issuer confirming the Agent's determination that the relevant event has occurred, and the principal amount of the Notes then outstanding shall be due and payable, together with all interest thereon and fees and expenses accruing under this Note Purchase Agreement and the Purchasers' obligations to make purchases under this Note Purchase Agreement shall terminate.

     Section 4. Payments; Computations; Etc.
                ----------------------------

     4.01 Payments. Except to the extent otherwise provided herein, all payments
          --------
of principal, interest and other amounts to be made by the Note Issuer under this Note Purchase Agreement and the Notes shall be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent for distribution by it to the Persons entitled to payment in accordance with their interests in or commitments hereunder to Purchase the Notes and their related rights hereunder and under the Notes. In the case of amounts payable in respect of each Note, all such payments shall be made by the Agent with funds received by it hereunder from the Note Issuer to the Person in whose name the
Note is registered at the close of business on the relevant Record Date by either (i) check mailed to such Person's address as it appears in the Note Register on such Record Date, or (ii) by wire transfer of like funds as received by the Agent, to the account of such Person identified by it by notice to the Agent. All payments due hereunder and under the Notes from the Note Issuer to the Agent for such distribution shall be so paid by the Note Issuer to the Agent's Account by wire transfer of immediately available funds not later than 1:00 p.m., New York City time, on the date on which such payment shall become due (and each such payment made after such time on such due date shall be deemed to have been made on the next succeeding Business Day). The Note Issuer hereby acknowledges that it has no rights of withdrawal from the Agent's Account. To facilitate the distribution of payments contemplated in this paragraph, the Note Issuer shall, on each Record Date, deliver to the Agent a copy of the Note Register certified to be a true and correct copy thereof, and the Agent shall be entitled to rely thereon and shall have no responsibility for so doing.

     (a) Except to the extent otherwise expressly provided herein, if the due date of any payment due under this Note Purchase Agreement or any Note would otherwise fall on a day that is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension.

     4.02 Computations. Interest on the principal amount of the Notes shall be
          ------------
computed on the basis of a 360-day year for the actual days elapsed (including the first day but excluding the last day) occurring in the period for which payable.

     4.03 Requirements of Law.
          -------------------

     (a) If any Requirement of Law applicable to a Purchaser or a Noteholder (other than with respect to any amendment made to the Purchaser's or Noteholder's certificate of incorporation and by-laws or other organizational or governing documents) or any change in the judicial interpretation or application thereof or compliance by a Purchaser or Noteholder with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:


     (i) shall subject the Purchaser or Noteholder to any tax of any kind whatsoever with respect to this Note Purchase Agreement or any Note held by it (excluding net income or franchise taxes) or change the basis of taxation of payments to the Purchaser or Noteholder in respect thereof;

     (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of the Purchaser or Noteholder which is not otherwise included in the determination of the Eurodollar Rate hereunder; or

     (iii) shall impose on the Purchaser or Noteholder any other condition;

and the result of any of the foregoing is to increase the cost to the Purchaser or Noteholder, by an amount which the Purchaser or Noteholder deems to be material, of purchasing any Notes or maintaining its commitment hereunder to do so, or continuing or maintaining its investment in any of the Notes or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, the Note Issuer shall promptly pay the Agent, for the account of the relevant Purchaser or Noteholder, upon the Note Issuer's receipt of the certificate described in Section 4.03(c) hereof, such additional amount or amounts as will compensate the Purchaser or Noteholder for such increased cost or reduced amount receivable.

     (b) If a Purchaser or Noteholder shall have determined that the adoption of or any change in any Requirement of Law applicable to the Purchaser or Noteholder or any corporation controlling the Purchaser or Noteholder (other than with respect to any amendment made to the certificate of incorporation and by-laws or other organizational or governing documents of the Purchaser or Noteholder or scontrolling corporation) regarding capital adequacy or in the interpretation or application thereof or compliance by the Purchaser or Noteholder or controlling corporation with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the capital of the relevant Purchaser, Noteholder or controlling corporation as a consequence of its obligations hereunder or its holding of any Notes to a level below that which the Purchaser, Noteholder or controlling corporation would have achieved but for such adoption, change or compliance (taking into consideration the Purchaser's, Noteholder's or controlling corporation's policies with respect to capital adequacy) by an amount deemed by such Purchaser or Noteholder to be material, then from time to time, after receipt of the notice and certificate relating to the circumstances provided for in Section 4.03(c), the Note

Issuer shall promptly pay to the Purchaser or Noteholder such additional amount or amounts as will compensate the Purchaser, Noteholder or controlling corporation for such reduction.


     (c) If any Purchaser or Noteholder becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Note Issuer and the Agent of the event by reason of which it has become so entitled. A certificate as to any additional amounts payable pursuant to this Section submitted by a Purchaser or Noteholder to the Note Issuer shall be conclusive in the absence of manifest error.

     (d) If the Note Issuer is required to pay to a Purchaser or Noteholder additional amounts pursuant to this Section 4.03, then at the Note Issuer's option, upon notice to such Purchaser or Noteholder, with a copy to the Agent, and upon payment of all such additional amounts due and owing to such Purchaser or Noteholder, the Note Issuer may in accordance with Section 3.11, immediately prepay in full the principal amount of all Notes held by such Noteholder and terminate the commitment of such Purchaser to purchase Notes hereunder. Any such termination shall automatically reduce pro tanto the Commitment Amount and result in an appropriate adjustment to the Commitment Percentages of the remaining Purchasers, if any.

     4.04 Facility Fee. (a) The Note Issuer agrees to pay to the Agent (for the
          ------------
account of the Purchasers in proportion to their respective Commitment Percentages) (a) on or prior to the Effective Date a facility fee for the first year equal to 20 basis points per annum of the Commitment Amount, i.e., $800,000
                                                                  ----
and (b) on or prior to May 14, 2003, a facility fee for the second year equal to 25 basis points per annum of the Commitment Amount, i.e., $1,000,000 (such
                                                    ----
amounts, together the "Facility Fee"), except as otherwise provided in paragraph
                       ------------
(b) below, such payment to be made in Dollars, in immediately available funds, without deduction, set-off or counterclaim, to the Agent's Account set forth in or pursuant to Section 4.01 hereof. In the event of any extension of the Termination Date, the Note Issuer shall pay to the Agent (for the account of the Purchasers in proportion to their respective Commitment Percentages) a Facility Fee determined by the Purchasers, in their sole discretion, on the date or dates specified by the Agent by notice to the Note Issuer.

     (b) In the event of any termination of this Note Purchase Agreement (i) pursuant to Section 13.16 hereof, (ii) resulting from a failure by the Purchasers to honor a properly-submitted Request For Note Purchase or (iii) resulting from the occurrence of the events described in Section 6.02(j) hereof, the Agent shall pay the Note Issuer the Unearned Portion of the Facility Fee as set forth in Section 13.16 hereof.

     Section 5. Collateral Security.
                -------------------

     5.01 Collateral; Security Interest.
          -----------------------------

     (a) The Note Issuer shall cause the Custodial Agreement to provide that the Custodian (i) shall hold the Mortgage Documents pursuant to the Custodial Agreement, as bailee and agent for the Agent, the Purchasers and the Noteholders, and (ii) shall deliver to the Agent Trust Receipts (as defined in the Custodial Agreement) each to the effect that it has reviewed such Mortgage Documents in the manner and to the extent required by the Custodial Agreement and identifying any deficiencies in such Mortgage Documents as so reviewed.

     (b) All of the Note Issuer's right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the "Collateral":
                    ----------

     (i)    all Mortgage Loans and all Servicing Rights thereto;

     (ii) all Mortgage Documents and Mortgage Files, including without limitation all promissory notes, all servicing records, Tax Service Contracts, servicing agreements and any other collateral pledged or otherwise relating to such Mortgage Loans, together with all files, documents, instruments, surveys, certificates, correspondence, appraisals, data contained on computer programs, data contained on computer storage media, accounting records and other books and records relating thereto;

     (iii) all mortgage guaranties and insurance (issued by governmental agencies or otherwise) and any mortgage insurance certificate or other document evidencing such mortgage guaranties or insurance relating to any Mortgage Loan and all claims and payments thereunder;

     (iv) all other insurance policies and insurance proceeds relating to any Mortgage Loan or the related Mortgaged Property;

     (v) all Interest Rate Protection Agreements, relating to or constituting any and all of the foregoing;

     (vi) all accounts created under the Servicing Agreement and all monies from time to time on deposit in such accounts; (vii) all contract rights and all "general intangibles", "accounts" and "chattel paper" as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing;

     (viii) the Wet-Ink Wire Funding Account, and in any other account maintained by the Note Issuer with the Custodian or the Disbursement Agent, in connection with the Custodial Agreement or the Mortgage Loans and all amounts on deposit in each such account from time to time;

     (ix) the Loan Purchase Agreement, the Servicing Agreement and any agreements covering or relating to any or all of the foregoing;

     (x)  all other assets of the Note Issuer; and

     (xi) any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.

     (c) The Note Issuer hereby assigns, pledges and grants a security interest in all of its right, title and interest in, to and under the Collateral to the Agent, for the benefit of the Agent, the Purchasers and the Noteholders to secure the payment of principal of and interest on the Notes and all other amounts owing to the Agent, the Purchasers and the Noteholders hereunder, under the Notes and under the other Note Documents and all other amounts owing by the
Note Issuer to any of the Agent, the Purchasers or the Noteholders (collectively, the "Secured Obligations"). The Note Issuer agrees to mark its
                    -------------------
computer records and tapes to evidence the interests granted to the Agent, for the benefit of the Agent, the Purchasers and the Noteholders hereunder.

     5.02 Further Documentation. At any time and from time to time, upon the
          ---------------------
written request of the Agent (which it may make in its sole discretion and shall make at the request of the Majority Investors), and at the sole expense of the
Note Issuer, the Note Issuer will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as the Agent (or such Majority Investors) may reasonably request for the purpose of obtaining or preserving the full benefits of this Note Purchase Agreement and of the rights and powers herein granted, including, without limitation, the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any jurisdiction with respect to the Liens created hereby. The Note Issuer also hereby authorizes the Agent to file any such financing or continuation statement without the signature of the Note Issuer to the extent permitted by applicable law. A carbon, photographic or other reproduction of this Note Purchase Agreement shall be sufficient as a financing statement for filing in any jurisdiction.

     5.03 Changes in Locations, Name, etc. The Note Issuer shall not (i) change
          --------------------------------
the location of its chief executive office/chief place of business from that specified in Section 7.11 or (ii) change its name, identity or form of organization or place of organization unless, in each case, it shall have given the Agent, the Purchasers and the Noteholders at least thirty (30) days' prior written notice thereof and shall have delivered to the Agent all Uniform Commercial Code financing statements and amendments thereto as the Agent shall request (in its sole discretion or at the request of the Majority Investors), with a copy to each Purchaser and Noteholder and taken all other actions deemed necessary by the Agent to continue the perfected status of the security interest of the Agent, for the benefit of the Agent, the Purchasers and the Noteholders, in the Collateral with the same or better priority.

     5.04 Agent's Appointment by Note Issuer as Attorney-in-Fact.
          -------------------------------------------------------

     (a) The Note Issuer hereby irrevocably constitutes and appoints the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Note Issuer and in the name of the Note Issuer or in its own name, from time to time in the Agent's discretion, for the purpose of carrying out the terms of this Note Purchase Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Note Purchase Agreement, and, without limiting the generality of the foregoing, the Note Issuer hereby gives the Agent the power and right, on behalf of the Note Issuer, without assent by, but with notice to, the Note Issuer, to do the following:

          (i) in the name of the Note Issuer or its own name, or otherwise, to take possession of and endorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any mortgage insurance or payable on or on account of any other Collateral and to file any claim or to take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Agent for the purpose of collecting any and all such moneys due under any such mortgage insurance or with respect to any other Collateral whenever payable;

          (ii) to pay or discharge taxes and Liens levied or placed on or threatened against the Collateral; and

          (iii) (A) to direct any party liable for any payment under any Collateral to make payment of any and all moneys due or to become due thereunder directly to the Agent or as the Agent shall direct; (B) to ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) to sign and endorse any invoices, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) to defend any suit, action or proceeding brought against the Note Issuer with respect to any Collateral; (F) to settle, compromise or adjust any suit, action or proceeding described in clause (E) above and, in connection therewith, to give such discharges or releases as the Agent may deem appropriate; and (G) generally, to sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Agent were the absolute owner thereof for all purposes, and to do, at the Agent's option and the Note Issuer's expense, at any time, and from time to time, all acts and things which the Agent deems necessary to protect, preserve or realize upon the Collateral and the Agent's Liens thereon and to effect the intent of this Note Purchase Agreement, all as fully and effectively as the Note Issuer might do.

The Note Issuer hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     (b) The Note Issuer also authorizes the Agent, at any time and from time to time, to execute, in connection with any sale provided for in Section 10 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

     (c) The powers conferred on the Agent are solely to protect the Agent's interests in the Collateral (for the benefit of the Agent, the Purchasers and the Noteholders) and shall not impose any duty upon the Agent to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and except as otherwise expressly provided in Section 5.07 hereof, neither the Agent nor any of its officers, directors, or employees shall be responsible to the Note Issuer for any act or failure to act hereunder, except as expressly provided in Section 11.

     (d) The foregoing provisions of this Section 5.04, as between the Note Issuer and the Agent, shall not be affected by but are without prejudice to the separate arrangements between the Agent and each of the Purchasers and Noteholders regarding the circumstances in which the Agent may act or refrain from acting with or without notice to or the consent of the Purchasers or the Noteholders or any of them.

     5.05 Performance by Agent of Note Issuer's Obligations. If the Note Issuer
          -------------------------------------------------
fails to perform or comply with any of its agreements contained in the Note Documents and the Agent may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the expenses of the Agent incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Post-Default Rate, shall be payable by the Note Issuer to the Agent on demand and shall constitute Secured Obligations.

     5.06 Proceeds. If a Default shall occur and be continuing, (a) all proceeds
          --------
of Collateral received by the Note Issuer consisting of cash, checks and other near-cash shall be held by the Note Issuer in trust for the Agent, for the benefit of the Purchaser and the Noteholders, segregated from other funds of the
Note Issuer, and shall forthwith upon receipt by the Note Issuer be turned over to the Agent for allocation by it as provided herein in the exact form received by the Note Issuer (duly endorsed by the Note Issuer to the Agent and (b) any and all such proceeds received by the Agent (whether from the Note Issuer or otherwise) will be held by the Agent as collateral security for, and, if an Event of Default has occurred and is continuing, then or at any time thereafter may be applied by the Agent against, the Secured Obligations (whether matured or unmatured), such application to be in the order of priority specified in Section 10.07.

For purposes hereof, proceeds shall include, but not be limited to, all principal and interest payments, all prepayments and payoffs, insurance claims, condemnation awards, sale proceeds, real estate owned rents and any other income and all other amounts received with respect to the Collateral.

     5.07 Limitation on Duties Regarding Preservation of Collateral. The Agent's
          ---------------------------------------------------------
duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar property for its own account. Neither the Agent nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Note Issuer or otherwise.

     5.08 Powers Coupled with an Interest. All authorizations and agencies
          -------------------------------
herein contained with respect to the Collateral are irrevocable and are powers coupled with an interest.


     5.09 Release of Security Interest. Upon termination of this Note Purchase
          ----------------------------
Agreement and payment to the Agent, the Purchasers and the Noteholders of all Secured Obligations and the performance of all obligations under the Note Documents the Agent shall release its security interest in any remaining Collateral provided that if any payment, or any part thereof, or any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Agent, any Purchaser or any Noteholder upon the insolvency, bankruptcy, dissolution, liquidation or similar reorganization of the Note Issuer, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or a trustee or similar officer for the Note Issuer or any substantial part of its Property, or otherwise, this Note Purchase Agreement, all rights hereunder and the Liens created hereby shall continue to be effective, or be reinstated, as though such payments had not been made.

     Section 6. Conditions Precedent.
                --------------------

     6.01 Initial Note Purchase. The obligation of UBS Warburg, as the sole
          ---------------------
initial Purchaser, to make its initial purchase of any Note hereunder is subject to the satisfaction, immediately prior to or concurrently with the making of such Note Purchase, of the condition precedent that the Agent shall have received all of the following items, each of which shall be satisfactory to the Agent and its counsel in form and substance:

     (a)  Note Documents.  The Note Documents, duly completed and executed.
          --------------

     (i)  Note.  The initial Note, duly completed and executed;
          ----

     (ii) Loan Purchase Agreement. The Loan Purchase Agreement, duly executed
          -----------------------
     and delivered by the Seller, New Century Financial, and the Note Issuer;
     and

     (iii) Custodial Agreement. The Custodial Agreement, in the form of the
           -------------------
     attached Exhibit B, duly executed and delivered by the Note Issuer, the
              ---------
     Seller, the Custodian, the Disbursement Agent and the Agent.

     (b) Trust and Administration Documents. Certified copies of the Trust
         ----------------------------------
Agreement and the Administration Agreement and of all documents evidencing the power and authority of the Note Issuer with respect to the execution, delivery and performance of the Note Documents and the consummation of the transactions contemplated hereby, and the power and authority of the Owner Trustee and the Administrator to act as such and, where applicable, to act on behalf of the Note Issuer, pursuant to the Trust Agreement, the Administration Agreement, this Agreement and the other Note Documents (and each of the Agent, the Purchasers and the Noteholders may conclusively rely on such certificate until it receives notice in writing from the Note Issuer to the contrary);

     (c) Legal Opinions. Legal opinions of counsel to the Note Issuer, internal
         --------------
counsel to the New Century Parties, substantially in the forms attached hereto as Exhibit C or otherwise in form and substance satisfactory to the Agent, a
   ---------
legal opinion of Dewey Ballantine LLP, relating to certain true sale and securities law matters, and a legal opinion of counsel to the Owner Trustee;

     (d) Trust Receipt and Mortgage Loan Schedule and Exception Report. A Trust
         --------------------------------------------------------------
Receipt, substantially in the form of Annex 2 of the Custodial Agreement, dated
                                      -------
the Effective Date, from the Custodian, duly completed, with a Mortgage Loan Schedule or, in relation to any Wet-Ink Mortgage Loans, a detailed listing thereof, and Exception Report attached thereto;

     (e) Consents and Waivers. Any and all irrevocable consents and waivers
         --------------------
required under the Existing Financing Documents;

     (f) Existing Financing Documents. Copies of the Existing Financing
         ----------------------------
Documents, certified to be true and complete copies thereof by a Responsible Officer of the Seller;

     (g) Facility Fee. The facility fee, as contemplated by Section 4.04 shall
         ------------
be paid with respect to the first year;

     (h) Servicing Agreement. A Servicing Agreement related to the Mortgage
         -------------------
Loans pledged to the Agent (for the benefit of the Agent, the Purchasers and the Noteholders) hereunder; and

     (i) Other Documents. Such other documents as the Agent or the initial
         ---------------
Purchaser may reasonably request.

     6.02 Initial and Subsequent Note Purchases. The obligation of each
          -------------------------------------
Purchaser to purchase Notes from the Note Issuer (including the Note to be sold on the initial Note Purchase Date) on any Business Day is subject to the satisfaction of the following further conditions precedent, both immediately prior to the making of the proposed Note Purchase and also after giving effect thereto and to the intended use of the proceeds thereof:

     (a) no Default or Event of Default shall have occurred and be continuing;

     (b) both immediately prior to each Note Purchase and also after giving effect thereto and to the intended use of the proceeds thereof, the representations and warranties made by the Note Issuer in Section 7 and in
Schedule 1 to the Loan Purchase Agreement, and elsewhere in each of the Note Documents, shall be true, correct and complete on and as of the date of the making of such Note Purchase in all material respects (in the case of the representations and warranties in Section 7.10 and in Schedule 1 to the Loan Purchase Agreement, solely with respect to Mortgage Loans included in the Borrowing Base) with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date). The Agent shall have received a certificate signed by a Designated Agent of the Note Issuer certifying as to the truth, accuracy and completeness of the above, which certificate shall specifically include a statement that the Note Issuer is in compliance with all governmental licenses and authorizations and, if relevant under applicable law, is qualified to do business and in good standing in all required jurisdictions;

     (c) the aggregate outstanding principal amount of the Notes shall not exceed the Borrowing Base;

     (d) subject to the Agent's right to perform one or more Due Diligence Reviews pursuant to Section 13.14 hereof, the Agent shall have completed its due diligence review of the Mortgage Documents for each Mortgage Loan and such other documents, records, agreements, instruments, Mortgage Properties or information relating to such Mortgage Loans as the Agent in its sole discretion deems appropriate to review and such review shall be satisfactory to the Agent in its sole discretion; provided that the Agent shall not exercise its rights under
Section 13.14 hereof prior to the requested Note Purchase Date;

     (e) the Agent shall have received from the Custodian a Mortgage Loan Schedule and Exception Report with Exceptions (if there are any Exceptions) as are acceptable to the Agent in its sole discretion in respect of Eligible Mortgage Loans to be included in the Borrowing Base on such Business Day;

     (f) the Agent shall have received from the Note Issuer a Warehouse Lender's Release Letter substantially in the form of Exhibit E-2 hereto (or such other
                                            -----------
form acceptable to the Agent) or a Note Issuer's Release Letter substantially in the form of Exhibit E-1 hereto (or such other form acceptable to the Agent)
            -----------
covering each Mortgage Loan which is not a Wet-Ink Mortgage Loan to be included in the Borrowing Base;

     (g) all previously billed fees and expenses of counsel to the Agent as contemplated by Section 13.03 have been paid, which amount, at the Agent's option after discussion with the Note Issuer, may be netted from the proceeds of any Note Purchase to be paid under this Note Purchase Agreement;

     (h) with respect to any Mortgage Loan which has been registered under the MERS(R) system, the Agent shall have received (i) evidence satisfactory to the Agent that the Agent (for the Purchasers and Noteholders) has been identified as the "interim funder" on the MERS(R) System and (ii) an Electronic Agent Agreement in form and substance satisfactory to the Agent;

     (i) with respect to any Note Purchase for which the Borrowing Base includes any Wet-Ink Mortgage Loan:

     (x) at least one Business Day prior to the related Note Purchase Date, the Agent shall have received notice of the Estimated Note Issuance Proceeds;

     (y) on or prior to the related Note Purchase Date, the Agent shall have received the related Wet-Funding Schedule.

     (j) in the sole determination of the Agent, exercised in good faith, none of the following shall have occurred and/or be continuing:

           (i) an event or events shall have occurred resulting in the effective absence of a "repo market" or comparable "lending market" for financing debt obligations secured by mortgage loans or securities or an event or events shall have occurred resulting in the UBS Warburg's not being able to finance any mortgage loans through the "repo market" or "lending market" with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events;

           (ii) an event or events shall have occurred resulting in the effective absence of a "securities market" for securities backed by mortgage loans or an event or events shall have occurred resulting in UBS Warburg's not being able to sell securities backed by mortgage loans at prices which would have been reasonable prior to such event or events; or

           (iii) there shall have occurred a material adverse change in the "repo market" or comparable "lending market" or in the financial condition of UBS Warburg which affects (or can reasonably be expected to affect) materially and adversely the ability of UBS Warburg to fund purchases of Notes under this Note Purchase Agreement;

           (k) if the Custodian has determined the existence of any Fatal Exceptions, the Agent shall have received from the Custodian the related Fatal Exception Report, with respect of Mortgage Loans which are not eligible to be included in the Borrowing Base hereunder on such Business Day;

           (l) the Note Issuer shall have taken such action as the Agent shall have requested in order to perfect the security interests created pursuant to this Note Purchase Agreement; and

           (m) the Note Purchase Period shall not have ended.

Each Request for a Note Purchase by the Note Issuer hereunder shall constitute a certification by the Note Issuer that all the conditions set forth in this
Section 6 have been satisfied (both as of the date of such notice, request or confirmation and as of the proposed Note Purchase Date).

           Section 7. Representations and Warranties. The Note Issuer represents
                      ------------------------------
and warrants to the Agent, the Purchasers and the Noteholders that throughout the term of this Note Purchase Agreement:

           7.01 Existence. The Note Issuer (a) is a Delaware business trust duly
                ---------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect; and
(c) is qualified to do business and is in good standing in all other jurisdictions in which the nature of the business conducted by it makes such qualification necessary, except where failure so to qualify would not be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect.

           7.02 Financial Condition. The Note Issuer has heretofore furnished to
                -------------------
the Agent a copy of (a) the New Century Parties' consolidated balance sheets for the fiscal year of New Century Parties ended December 31, 2001, and the related consolidated statements of income and retained earnings and of cash flows for the New Century Parties for such fiscal year, setting forth in each case in comparative form the figures for the previous year, with the opinion thereon of KPMG LLP. All such financial statements are complete and correct and fairly present, in all material respects, the consolidated financial condition of the New Century Parties, or affecting any of their Property and the consolidated results of its operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis. Since December 31, 2000, there has been no material adverse change in the consolidated business, operations or financial condition of the New Century Parties taken as a whole from that set forth in said financial statements.

           7.03 Litigation. There are no actions, suits, arbitrations,
                ----------
investigations (including, without limitation, to the best of the Note Issuer's knowledge, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings (individually and collectively, whether pending or threatened, "Disputes") affecting the Note Issuer, its Affiliates or affecting
             --------
any of their Property before any Governmental Authority that question or challenge the validity or enforceability of any of the Note Documents or any action to be taken in connection with the transactions contemplated hereby; and there are no other Disputes of any kind affecting the Note Issuer (other than any that have been commenced or threatened by the Agent or by any Purchaser and Noteholder and previously reported to the Agent). In addition, except as identified on Schedule 3 hereto as existing on the date hereof, there is no Dispute affecting any Affiliate of the Note Issuer that (i) is of a kind not referred to in the preceding sentence, (ii) has arisen other than in the ordinary course of business of such Affiliate, (iii) is reasonably likely to be determined adversely to such Affiliate and (iv) if so determined, would be reasonably likely, either individually or together with any other Dispute covered by clauses (i) through (iii) of this sentence, to have a material adverse effect on the ability of any such Affiliate to perform any of its obligations under any of the Note Documents. Neither the Note Issuer nor any of its Affiliates is (i) in violation of any applicable law which violation materially adversely affects or may reasonably be expected to materially adversely affect the business, operations, properties, assets or condition (financial or otherwise) of the Note Issuer or such Affiliate, or (ii) subject to or in default with respect to any final judgment, writ, injunction, decree, rule or regulation of any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which would have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Note Issuer or such Affiliate.

           7.04 No Breach. Neither (a) the execution and delivery of the Note
                ---------
Documents nor (b) the consummation of the transactions therein contemplated in compliance with the terms and provisions thereof will (i) conflict with or result in a breach of the organizational documents of the Note Issuer, or any applicable law, rule or regulation, or any order, writ, injunction or decree of any Governmental Authority, or any Servicing Agreement or other material agreement or instrument to which the Note Issuer or any of its Affiliates is a party or by which any of them or any of their Property is bound or to which any of them is subject, (ii) constitute a default under any such material agreement or instrument or result in the creation or imposition of any Lien (except for the Liens created pursuant to this Note Purchase Agreement) upon any Property of the Note Issuer or any of its Affiliates pursuant to the terms of any such agreement or instrument or (iii) constitute an event of default or an event which, with the passage of time or expiration of any grace period, would constitute an event of default under the Existing Financing Documents.

           7.05 Action. The Note Issuer has all necessary power, authority and
                ------
legal right to execute, deliver and perform its obligations under each of the Note Documents; the execution, delivery and performance by the Note Issuer of each of the Note Documents have been duly authorized by all necessary corporate or other action on its part; and each Note Document has been duly and validly executed and delivered by the Note Issuer and constitutes a legal, valid and binding obligation of the Note Issuer, enforceable against the Note Issuer in accordance with its terms, subject as to enforceability to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

           7.06 Approvals. No authorizations, approvals or consents of, and no
                ---------
filings or registrations with, any Governmental Authority or any securities exchange are necessary for the execution, delivery or performance by the Note Issuer of the Note Documents or for the legality, validity or enforceability thereof, except for filings and recordings in respect of the Liens created pursuant to this Note Purchase Agreement.

           7.07 Margin Regulations. Neither the purchase of any note hereunder
                ------------------
nor the use of the proceeds thereof will violate or be inconsistent with the provisions of Regulations T, U or X.

           7.08 Taxes. The Note Issuer and its Affiliates have filed all federal
                -----
income tax returns and all other material tax returns that are required to be filed by them and have paid all taxes due pursuant to such returns or pursuant to any assessment received by any of them, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been established in conformity with GAAP. The charges, accruals and reserves on the books of the Note Issuer and its Affiliates in respect of taxes and other governmental charges are, in the opinion of the Note Issuer, adequate.

           7.09 Investment Company Act. Neither the Note Issuer nor any New
                ----------------------
Century Party is an "investment company", or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

           7.10 Collateral; Collateral Security.
                -------------------------------

           (a) The Note Issuer has not assigned, pledged, or otherwise conveyed or encumbered any Mortgage Loan or other Collateral to any other Person, and immediately prior to the pledge of such Mortgage Loan or any other Collateral to the Agent, for the benefit of the Agent, the Purchasers and the Noteholders, the
Note Issuer was the sole owner of such Mortgage Loan or such other Collateral and had good and marketable title thereto, and had full right and authority to pledge or assign the Mortgage Loan free and clear of all Liens, in each case except for Liens previously released simultaneously with the Liens granted in favor of the Agent hereunder.

           (b) The provisions of this Note Purchase Agreement are effective to create in favor of the Agent, for the benefit of the Agent, the Purchasers and the Noteholders, a valid security interest in all right, title and interest of the Note Issuer in, to and under the Collateral.

           (c) Upon receipt by the Custodian of each Mortgage Note, endorsed in blank by a Designated Agent of the Note Issuer and the Assignment of Mortgage related thereto, the Agent, for the benefit of the Agent, the Purchasers and the Noteholders, shall have a fully perfected first priority security interest therein, in the Mortgage Loan evidenced thereby and in the Note Issuer's interest in the related Mortgaged Property.

           (d) Upon the filing of financing statements on Form UCC-1 naming the Agent as "Secured Party" for the benefit of the Agent, the Purchasers and the Noteholders, and the Note Issuer as "Debtor", and describing the Collateral, in the jurisdictions and recording offices listed on Schedule 2 attached hereto, the security interests granted hereunder in the Collateral will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of the Note Issuer in, to and under such Collateral which can be perfected by filing under the Uniform Commercial Code.

           7.11 Jurisdiction of Organization. On the Effective Date, the Note
                ----------------------------
Issuer's jurisdiction of organization is Delaware.

           7.12 Location of Books and Records. The location where the Note
                -----------------------------
Issuer keeps its books and records, including all computer tapes and records relating to the Collateral, is the chief executive office of the Administrator, which is located at 18400 Von Karman, Suite 1000, Irvine, California 92612.

           7.13 True and Complete Disclosure. The information, reports,
                ----------------------------
financial statements, exhibits and schedules furnished in writing by or at the direction of the Note Issuer to the Agent in connection with the negotiation, preparation or delivery of this Note Purchase Agreement and the other Note Documents or included herein or therein or delivered pursuant hereto or thereto, when taken as a whole, do not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements herein or therein, in light of the circumstances under which they were made, not materially misleading. All written information furnished after the date hereof by or at the request of the Note Issuer or otherwise pursuant to this Agreement to the Agent in connection with this Note Purchase Agreement and the other Note Documents and the transactions contemplated hereby and thereby will be true, complete and accurate in all material respects, or (in the case of projections) based on reasonable estimates, on the date as of which such information is stated or certified. The Administrator has certified to the Note Issuer that there is no fact known to a Responsible Officer of the Administrator, after due inquiry, that would reasonably be expected to have a Material Adverse Effect that has not been disclosed herein, in the other Note Documents or in a report, financial statement, exhibit, schedule, disclosure letter or other writing furnished to the Agent for use in connection with the transactions contemplated hereby or thereby.

           7.14 Tangible Net Worth. On the Effective Date, the Tangible Net
                ------------------
Worth of the Note Issuer is not less than zero.

           7.15 ERISA. The Note Issuer does not make and has never made or been
                -----
required to make direct contributions to any Plan and has no Subsidiaries that do so, have ever done so or been required to do so, and, to the knowledge of the
Note Issuer, each other Plan and each Multiemployer Plan (if any) is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other federal or state law. To the knowledge of the Note Issuer, no Reportable Event has occurred under any Plan or Multiemployer Plan which is likely to result in the termination of such Plan for purposes of Title IV of ERISA.

           Section 8. Covenants of the Note Issuer. The Note Issuer covenants
                      ----------------------------
and agrees with the Agent, the Purchasers and the Noteholders that, so long as any Note is outstanding and until payment in full of all Secured Obligations:

           8.01 Litigation. The Note Issuer will promptly, and in any event
                ----------
within ten (10) days after service of process on any of the following, give to the Agent, the Purchasers and the Noteholders notice of (A) all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting the Note Issuer or any of its property and (B) all litigation, actions, suits, arbitrations, investigations (including, without limitation, any of the foregoing which are pending or threatened) or other legal or arbitrable proceedings affecting any of the Note Issuer's Affiliates or affecting any of the Note Issuer's Affiliates' Property before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Note Documents or any action to be taken in connection with the transactions contemplated hereby or thereby, (ii) makes a claim or claims in an aggregate amount greater than $50,000.00, or (iii) which, individually or in the aggregate is reasonably likely to be determined adversely to any such Affiliate and, if so determined, would be reasonably likely to have a Material Adverse Effect or (iv) requires filing with the Securities and Exchange Commission in accordance with the 1934 Act and any rules thereunder.

           8.02 Existence, etc.  The Note Issuer will:
                ---------------

           (a) preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises (provided that nothing in this Section 8.02(a) shall prohibit any transaction expressly permitted under Section
8.03 hereof), unless the failure to do so will not have a Material Adverse
Effect;

           (b) comply with the requirements of all applicable laws, rules, regulations and orders of Governmental Authorities (including, without limitation, all environmental laws) if failure to comply with such requirements would be reasonably likely (either individually or in the aggregate) to have a Material Adverse Effect;

           (c) keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied;

           (d) not move its registered office from the address referred to in
Section 7.11 or change its jurisdiction of organization from the jurisdiction referred to in Section 7.11 unless it shall have provided the Agent thirty (30) days' prior written notice of such change; and give the

                                      -40

Agent at least thirty (30) days' prior written notice of any change by the Administrator of the location of its books and records from the address referred to in Section 7.12 (or any other address previously identified by notice given to the Agent pursuant to this Section 8.02(d);

          (e) pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its Property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained in conformity with GAAP; provided that this shall not include the payment of any Mortgagor or Mortgaged Property taxes, assessments, governmental charges or levies subject to the servicing standards set forth in Section 13.13 hereof; and

          (f) upon reasonable notice, permit representatives of the Agent (accompanied by representatives of any Purchaser or Noteholder who desire to do so), during normal business hours, to examine, copy and make extracts from its books and records, to inspect any of its Properties, and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Agent (or the accompanying Purchaser or Noteholder).

          8.03  Prohibition of Fundamental Changes. The Note Issuer shall not
                ----------------------------------
enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution), become a corporation or otherwise reorganize itself; or sell all or substantially all of its assets, if after giving effect to any of the foregoing, a Default or Event of Default would exist hereunder.

          8.04  Borrowing Base Deficiency. If at any time there exists a
                -------------------------
Borrowing Base Deficiency the Note Issuer shall cure same in accordance with
Section 3.12 hereof.

          8.05  Notices. The Note Issuer shall give notice to the Agent, the
                -------
Purchaser and the Noteholders:

          (a) promptly upon receipt of notice or knowledge of the occurrence of any Default or Event of Default;

          (b) with respect to any Mortgage Loan pledged hereunder, promptly upon receipt of notice or knowledge that the underlying Mortgaged Property has been damaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, or otherwise damaged so as to affect adversely the Collateral Value of such pledged Mortgage Loan;

          (c) promptly upon receipt of notice or knowledge of (i) any default related to any Collateral, (ii) any Lien or security interest (other than security interests created hereby or by the other Note Documents) on, or claim asserted against, any of the Collateral or (iii) any event or change in circumstances which could reasonably be expected to have a Material Adverse Effect;

          (d) promptly upon any material change in the market value of any or all of the Note Issuer's assets;

          (e) promptly upon notice or knowledge of the occurrence of any event (other than a Reportable Event) described in Section 9(o) hereof without regard to its materiality; and

          (f) no later than five Business Days after the end of each month, of all amounts borrowed under the Existing Financing Documents during such month, in the form of a daily tabulation of all such amounts borrowed;

          (g) upon any material amendment to the Existing Financing Documents, any decrease in the gross amount available to be borrowed thereunder, or any change in custodian or custodial arrangements relating thereto; and

          (h) promptly upon the occurrence of any default or event of default under the Existing Financing Documents.

          Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer of the Administrator setting forth details of the occurrence referred to therein and stating what action the Note Issuer has taken or proposes to take with respect thereto (and each such statement shall for all purposes hereof constitute a statement of the Note Issuer for which it is responsible).

          8.06  Reports. The Note Issuer shall provide each of the Agent, each
                -------
Purchaser and each Noteholder with a copy of each statement and report produced by the Servicer pursuant to Section 5.02 of the Servicing Agreement and each statement and report produced by the Administrator pursuant to the Administration Agreement.

          Within ninety (90) days after the end of each calendar year, the Note Issuer will be required to furnish to each Person who at any time during the calendar year was a Noteholder or a Purchaser, if requested in writing by such Person, a statement containing the aggregate amount of interest, the aggregate amount of fees and the aggregate amount of principal, in each case paid to such Person, for such calendar year or the applicable portion thereof during which such Person was a Purchaser or a Noteholder. Such obligation will be deemed to have been satisfied to the extent that substantially comparable information is provided pursuant to any requirements of the Code as are from time to time in force.

          The Note Issuer shall also provide the Agent, each Purchaser and each Noteholder such other information within its control as may be reasonably requested.

          8.07  Transactions with Affiliates. The Note Issuer will not enter
                ----------------------------
into any transaction, including without limitation any purchase, sale, lease or exchange of property or the rendering of any service (other than the services contemplated in the Administration Agreement and the Servicing Agreement), with any Affiliate unless such transaction is (a) otherwise permitted under this Note Purchase Agreement (including purchases under the Loan Purchase Agreement and sales under Takeout Commitments) at prices that it reasonably determines to be on an arm's-length basis, of loans that are not, or thereupon cease to be, included in the Borrowing Base), (b) in the ordinary course of the Note Issuer's business and (c) upon fair and reasonable terms no less favorable to the Note Issuer than it would obtain in a comparable arm's length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 8.07 to any Affiliate.

          8.08  Limitation on Liens. The Note Issuer will defend the Collateral
                -------------------
against, and will take such other action as is necessary to remove, any Lien, security interest or claim on or to the Collateral, other than the security interests created under this Note Purchase Agreement, and the Note Issuer will defend the right, title and interest of the Agent, the Purchasers and the Noteholders in and to any of the Collateral against the claims and demands of all persons whomsoever.

          8.09  Limitation on Guarantees and Other Indebtedness. The Note Issuer
                -----------------------------------------------
shall not create, incur, assume or suffer to exist any Guarantees on behalf of any Affiliate or any other entity. The Note Issuer shall incur no Indebtedness, other than the Indebtedness evidenced by this Note Purchase Agreement and the Notes.

          8.10  Limitation on Distributions. The Note Issuer shall not make any
                ---------------------------
payment on account of, or set apart assets for, a sinking or other analogous fund for the purchase, redemption, defeasance, retirement or other acquisition of any interest in or obligation of the Note Issuer, whether now or hereafter outstanding, either directly or indirectly, whether in cash, property or securities or in obligations of the Note Issuer, except (a) as permitted or required in the Note Documents to the parties thereto or as contemplated in the Trust Agreement, the Servicing Agreement and the Administration Agreement as in effect on the date hereof (or as amended with the prior written signed consent of the Agent, the Purchasers and the Noteholders after the date hereof) and (b) at any other time when no Borrowing Base Deficiency exists, or would result, from such distribution.

          8.11  Maintenance of Tangible Net Worth. The Note Issuer shall not
                ---------------------------------
permit its Tangible Net Worth at any time to be less than $1.00.

          8.12  Servicer; Servicing Tape. The Note Issuer shall provide to the
                ------------------------
Agent on the fifth Business Day of each month a computer readable file containing servicing information, including without limitation those fields specified by the Agent from time to time, on a loan-by-loan basis and in the aggregate, with respect to the Mortgage Loans serviced by any Servicer. The Note Issuer shall not cause the Mortgage Loans to be serviced by any servicer other than the Servicer or a sub-servicer expressly approved in writing by the Agent.

          8.13  Maintenance of Liquidity. The Note Issuer shall ensure that, as
                ------------------------
of the end of each calendar month, it has Cash Equivalents in an amount of not less than $1.00 that are unencumbered except for the Liens granted hereunder.

          8.14  Required Filings. The Note Issuer shall promptly provide the
                ----------------
Agent with copies of all documents which the Note Issuer or any Affiliate of the
Note Issuer is required to file with the Securities and Exchange Commission or any Governmental Authority which may be substituted therefor in accordance with the 1934 Act or any rules thereunder; provided that the Note Issuer shall not be required to provide the Agent with filings of a standard nature relating to the issuance of securities under a REMIC or similar pass-through trust.

          8.15  No Adverse Selection. The Note Issuer shall not select the
                --------------------
Collateral in a manner so as to adversely affect the interests of the Agent, the Purchasers and the Noteholders.

          8.16  Remittance of Prepayments. The Note Issuer shall remit, with
                -------------------------
sufficient detail to enable the Agent, the Purchasers and the Noteholders to appropriately identify the Mortgage Loan to which any amount remitted applies, to the Agent on each Thursday (or the next Business Day if such Thursday is not a Business Day) all principal prepayments that the Note Issuer has received during the previous week. Prepayments of a Loan pursuant to this Section 8.16 shall not be subject to any prior notice requirement or a Breakage Fee. Notwithstanding anything herein to the contrary, the Note Issuer shall remit to the Agent, with sufficient detail to enable the Agent, the Purchasers and the Noteholders to appropriately identify the Mortgage Loan to which any amount remitted applies, any prepayments of a Mortgage Loan as a result of the Mortgagor's right of recession immediately upon receipt.

          8.17  Wet Funding Schedules. The Note Issuer shall cause each Wet
                ---------------------
Funding Schedule delivered by the Note Issuer to the Agent to contain a correct and complete duplicate of all Wire issuance instructions delivered by the Seller to the Custodian and the Disbursement Agent.

          8.18  Servicing Agreements. The Note Issuer shall not enter into a
                --------------------
servicing agreement other than the Servicing Agreement with respect to any Mortgage Loans included in the Borrowing Base in connection with any Note Purchase without the prior signed written consent of the Agent, which may be withheld in its sole discretion.

          Section 9. Events of Default. Each of the following events shall
                     -----------------
constitute an event of default (an "Event of Default") hereunder:
                                    ----------------

          (a) the Note Issuer shall default in the payment of any principal of or interest on any Note when due (whether at stated maturity, upon acceleration or at mandatory prepayment) or the Seller shall default in the payment of any amount payable under Section 4.01(a) of the Loan Purchase Agreement as and when due thereunder; or

          (b) the Note Issuer shall default in the payment of any other amount payable by it hereunder or under any other Note Document after notification by the Agent of such default, and such default shall have continued unremedied for one (1) Business Day; or

          (c) any representation, warranty or certification made or deemed made herein or in any other Note Document by the Note Issuer or the Seller or any certificate furnished to the Agent or any Purchaser or Noteholder pursuant to the provisions hereof or thereof shall prove to have been false or misleading in any material respect as of the time made or furnished (other than the representations and warranties set forth in Schedule 1 to the Loan Purchase Agreement, which shall be considered solely for the purpose of determining the Collateral Value of the Mortgage Loans; unless (i) the Note Issuer or the Seller shall have made any such representations and warranties with knowledge that they were materially false or misleading at the time made or (ii) any such representations and warranties have been determined by the Agent in its sole discretion to be materially false or misleading on a regular basis); or

          (d) the Note Issuer shall fail to comply with any of the requirements of Section 8.02(a), Section 8.03 through 8.13 and 8.15 through 8.18 hereof; or the Note Issuer shall otherwise fail to comply with any of the requirements of
Section 8.02 (b) through (f) and 8.14 hereof and such default shall continue unremedied for a period of five (5) Business Days; or the Note Issuer or the Seller shall fail to observe or perform any other covenant or agreement contained in this Note Purchase Agreement or any other Note Document and such failure to observe or perform shall continue unremedied for a period of five (5) Business Days; or

          (e) a final judgment or judgments for the payment of money (i) in any amount shall be rendered against the Note Issuer or (ii) in excess of the greater of (x) $500,000 or (y) any greater level applicable to such judgments as may cause an "event of default" under any Other Financing Document, but in no event greater than $5,000,000 in the aggregate shall be rendered against the Seller or any of the Note Issuer's or the Seller's Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof or such other date as set forth therein, and the Note Issuer or any such Affiliate shall not, within said period of thirty (30) days, or such longer period during which execution of the same shall have been stayed or bonded, appeal therefrom and cause the execution thereof to be stayed during such appeal; or

          (f) the Note Issuer or the Seller shall admit in writing its inability to pay its debts as such debts become due; or

          (g) the Note Issuer, the Seller or any of the Note Issuer's or the Seller's Affiliates shall (i) apply for or consent to the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner or liquidator or the like of itself or of all or a substantial part of its property, (ii) make a general assignment for the benefit of its creditors, (iii) commence a voluntary case under the Bankruptcy Code, (iv) file a petition seeking to take advantage of any other law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or readjustment of debts, (v) fail to controvert in a timely and appropriate manner, or acquiesce in writing to, any petition filed against it in an involuntary case under the Bankruptcy Code or (vi) take any corporate or other action for the purpose of effecting any of the foregoing; or

          (h) a proceeding or case shall be commenced, without the application or consent of the Note Issuer or the Seller or any of the Note Issuer's or the Seller's Affiliates in any court of competent jurisdiction, seeking (i) the reorganization, liquidation, dissolution, arrangement or winding-up, or the composition or readjustment of the Note Issuer's or the Seller's or any of the
Note Issuer's or Seller's Affiliates debts, (ii) the appointment of, or the taking of possession by, a receiver, custodian, trustee, examiner, liquidator or the like of the Note Issuer or the Seller or any of the Note Issuer's or the Seller's Affiliates or of all or any substantial part of its property, or (iii) similar relief in respect of the Note Issuer or the Seller or any such Affiliate under any law relating to bankruptcy, insolvency, reorganization, liquidation, dissolution, arrangement or winding-up, or composition or adjustment of debts, and, in the case of the Seller or any Affiliate of the Seller other than the
Note Issuer, such proceeding or case shall continue undismissed, or an order, judgment or decree approving or ordering any of the foregoing shall be entered and continue unstayed and in effect, for a period of forty-five (45) or more days; or an order for relief against the Note Issuer, the Seller or any of the
Note Issuer's or the Seller's Affiliates shall be entered in an involuntary case under the Bankruptcy Code; or

          (i) the Custodial Agreement, the Administration Agreement, the Servicing Agreement or any Note Document shall for whatever reason be terminated without the prior signed written consent of the Agent, the Purchasers and the Noteholders or cease to be in full force and effect, or the enforceability thereof shall be contested by the Note Issuer or any New Century Party; or

     (j) the Note Issuer shall grant, or suffer to exist, any Lien on any Collateral except the Liens contemplated hereby; or the Liens contemplated by the Note Documents shall cease to be first priority perfected Liens on the Collateral in favor of the Agent, for the benefit of the Agent, the Purchasers and the Noteholders or shall be Liens in favor of any Person other than the Agent, for the benefit of the Agent, the Purchasers and the Noteholders; or

     (k) the Note Issuer, the Seller or any of the Note Issuer's Affiliates shall be in default under any material note, indenture, loan, guaranty, swap agreement or any other contract to which it is a party, which default (i) involves the failure to pay a matured obligation in excess of the greater of (x) $1.00 or (y) any greater level applicable to such defaults as may cause an "event of default" under any Other Financing Document, but in no event greater than $500,000, or (ii) permits the acceleration of the maturity of obligations in excess of, or in the case of any swap agreement or other contract, permits its early termination, close-out or liquidation, by any other party to or beneficiary of such note, indenture, loan agreement, guaranty, swap agreement or other contract, in any case if the aggregate amount of the obligations accelerated or due or that may become due as a result of the early termination, close-out or liquidation, exceeds the greater of (x) $1.00 or (y) any greater level applicable to such defaults as may cause an "event of default" under any Other Financing Document but in no event greater than $500,000; provided that with respect to any of the foregoing related to an equipment financing lease transaction, the Note Issuer shall not be in default hereunder if the Note Issuer, the Seller or relevant Affiliate is negotiating in good faith with the related creditor for a period not in excess of 60 days; or

     (l) [Reserved];

     (m) the discovery by the Agent or any Purchaser or Noteholder of a previously undisclosed condition or event which existed at or prior to the execution hereof and which the Majority Investors, in their sole discretion, exercised in good faith, determine materially and adversely affects: either (x) the condition (financial or otherwise) of the Note Issuer, any New Century Party or the Note Issuer's or any New Century Party's Affiliates; or (y) the ability of the Note Issuer to fulfill its respective obligations under this Note Purchase Agreement; or

     (n) Mortgage Loans totaling more than 10% of the aggregate principal balance of the portfolio of Mortgage Loans serviced by the Servicer for the Note Issuer shall be more than thirty (30) days delinquent; or

     (o) (1) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code) involving any Plan, (2) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (3) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or institution of proceedings is, in the reasonable opinion of the Agent, likely to result in the termination of such Plan for purposes of Title IV of ERISA, and, in the case of a Reportable Event, the continuance of such Reportable Event unremedied for ten (10) days after notice of such Reportable Event pursuant to Section 4043(a), (c) or (d) of ERISA is given or the continuance of such proceedings for ten (10) days after commencement thereof, as the case may be, (4) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (5) any withdrawal liability to a Multiemployer Plan shall be incurred by the Note Issuer, the Seller or any of the Seller's or the Note Issuer's Affiliates or (6) any other event or condition shall occur or exist; and in each case in clauses (1) through (6) above, such event of condition, together with all other such events or conditions, if any, is likely to subject the Note Issuer, the Seller or any of the Seller's or the Note Issuer's Affiliates to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of the Note Issuer, any New Century Party or any of the Note Issuer's or New Century Party's Affiliates; or

          (p) the occurrence of any event of default or event which, solely with the passage of time and which is not amenable to cure, would constitute an event of default under the Existing Financing Documents; or

          (q) the declaration of any event of default of the Servicer under the Servicing Agreement.

          Section 10. Remedies Upon Default.
                      ---------------------

          10.01  Acceleration of Principal. An Event of Default shall be deemed
                 -------------------------
to be continuing unless expressly waived by the Majority Investors in writing. Upon the occurrence of one or more Events of Default hereunder, the Purchaser's several obligations to make further Note Purchases shall automatically terminate without further action by any Person. Upon the occurrence of one or more Events of Default other than those referred to in Section 9(g) or 9(h), the Agent may and, upon instructions from the Majority Investors, shall, immediately declare the principal amount of the Notes then outstanding to be immediately due and payable, together with all interest thereon and fees and expenses accruing under this Note Purchase Agreement (including any Facility Fee, whether or not yet due and payable). Upon the occurrence of an Event of Default referred to in Sections 9(g) or 9(h), such amounts shall immediately and automatically become due and payable without any further action by any Person. Upon such declaration or such automatic acceleration, the balance then outstanding on each Note shall become immediately due and payable, without presentment, demand, protest or other formalities of any kind, all of which are hereby expressly waived by the Note Issuer.

          10.02  Possession of Files Relating to the Collateral. Upon the
                 ----------------------------------------------
occurrence of one or more Events of Default, the Agent shall have the right to obtain physical possession of the servicing records and all other files of the
Note Issuer (whether maintained by it or by the Servicer) relating to the Collateral and all documents relating to the Collateral which are then or may thereafter come in to the possession of the Note Issuer or any third party acting for the Note Issuer and the Note Issuer shall deliver to the Agent such assignments as the Agent shall request. The Agent, the Purchasers and the Noteholders shall be entitled to specific performance of all agreements of the
Note Issuer contained in this Note Purchase Agreement.

          10.03  Action Regarding Collateral. After an Event of Default (and
                 ---------------------------
following the expiration of any applicable cure period), the Agent may exercise, in addition to all other rights and remedies granted to it in this Note Purchase Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand or notice (except as specifically provided herein) of any kind to the Note Issuer, or any other Person, all of which are hereby expressly waived, may forthwith apply the cash, if any, then held by it as part of the Collateral to the payment of any of the Secured Obligations. If it is not holding any cash as part of the Collateral or the cash so applied is not sufficient to pay in full all of the Secured Obligations, the Agent may thereafter collect, receive, appropriate, retain, and realize upon any of the Collateral. The Agent may forthwith sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver any of the Collateral in one or more parcels at such public or private sale or sales, at such place or places, at such price or prices, and upon such other terms and conditions as the Agent may deem best for the interests of the Agent, the Purchasers and the Noteholders. The Agent shall in any event act in all respects in a commercially reasonable manner. These dispositions may be for cash or on credit or for future delivery without assumption of any credit risk. In any of these dispositions the Agent, the Purchasers and the Noteholders may purchase all or any part of the Collateral free from any claim or right of any kind, including any equity or rights of redemption, of the Note Issuer, which right or equity is hereby waived or released. In any of these dispositions the Agent may deliver, assign, and transfer to the transferee the Collateral so sold. Each transferee upon any transfer or other disposition shall hold the property absolutely free from any claim or right of any kind, including any equity or rights of redemption, of the Note Issuer. The Note Issuer agrees that the Agent need give only such notice of the time and place of any public or private sale (including any adjourned private sale) or other intended disposition as may be required by market conditions and standards of commercial reasonableness and that the Agent need not in any event give more than five (5) Business Days' notice that the sale or disposition is to take place. The Note Issuer further agrees, at the Agent's request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at the Note Issuer's, the Servicer's, or the Custodian's premises or elsewhere.

          The Agent shall not be obligated to consummate any sale pursuant to any notice of sale. The Agent may, without notice or publication, adjourn any public or private sale or cause it to be adjourned from time to time by announcement at the time and place fixed for the sale. The sale may then be made at any time or place to which it was adjourned. If any of the Collateral is sold on credit or for future delivery, the Collateral so sold may be retained by the Agent until the selling price is paid by the purchaser. The Agent, the Purchasers and the Noteholders shall not incur any liability if the purchaser fails to take up and pay for the Collateral so sold and, in that case, the Collateral may again be sold upon appropriate notice. The Agent may, instead of exercising the power of sale, proceed by a suit at law or in equity to foreclose its security interest and sell any of the Collateral under a judgment or decree of a court of competent jurisdiction.

          10.04 Deficiency. If the proceeds of sale, collection, foreclosure, or
                ----------
other realization on the Collateral are insufficient to cover the costs and expenses (including the fees and disbursements of any attorneys employed by the Agent to collect such deficiency) of such realizing on the Collateral and the payment in full of the Secured Obligations, the Note Issuer shall remain liable for any deficiency (plus accrued interest thereon as contemplated pursuant to

Section 3.11(b) hereof) and the New Century Parties shall remain jointly and severally liable as contemplated pursuant to, and as limited by, Section 4.01(a) of the Loan Purchase Agreement.

          10.05  Private Sale. The Agent, the Purchasers and the Noteholders
                 ------------
shall incur no liability as a result of the sale of any of the Collateral at any private sale. The Agent shall in any event act in a commercially reasonable manner. The Note Issuer hereby waives (a) any claims against the Agent, the Purchasers and the Noteholders arising because the price at which the Collateral may have been sold at a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree and (b) all rights of redemption, stay, or appraisal which it has under any rule of law or (to the extent permitted) statute whether now existing or hereafter adopted.

          10.06  Default Rate of Interest. To the extent permitted by applicable
                 ------------------------
law, the Note Issuer shall be liable to the Agent, the Purchasers and the Noteholders for interest at the Default Rate on any amounts owing by the Note Issuer hereunder from the date such amounts became due and payable hereunder until such amounts are (i) paid in full by the Note Issuer or (ii) satisfied in full by the exercise of the Agent's rights hereunder.

          10.07  Application of Proceeds. The proceeds of any sale or other
                 -----------------------
realization of any of the Collateral, and any other cash at the time held by the Agent under this Note Purchase Agreement, shall be applied by the Agent in the following order of priority:

                 First, to the payment of the costs and expenses of the sale and all expenses (including the reasonable fees and expenses of counsel), liabilities, advances made or incurred by the Agent and every other kind of expense incurred incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral.

                 Second, to the payment of all accrued interest under any Note due or past due.

                 Third, to the payment of principal upon all of any Note due or past due.

                 Fourth, to the payment of all fees payable under Section 3.11(d) and all Facility Fees due or past due.

                 Fifth, to the payment of all other amounts owing under this Note Purchase Agreement.

                 Sixth, to the payment of all other amounts owed by the Note Issuer to the Agent, any Purchaser or any Noteholder or any Affiliate of any of them under any of the other Note Documents.

                 Seventh, to the payment of any remaining Secured Obligations.

                 Eighth, to the Owner Trustee payment of all amounts owed by the
     Note Issuer to the Owner Trustee pursuant to the Transaction Documents.

                 Ninth, after all of the foregoing shall have been paid in full and this Note Purchase Agreement shall have been terminated, to the payment to the Note Issuer, or to such other Person as a court of competent jurisdiction may direct, of any surplus then remaining from the proceeds and other cash.

          10.08  Payments on Collateral to the Note Issuer. Upon the occurrence
                 -----------------------------------------
and during the continuance of an Event of Default (or, if the due date for payment of the principal of the Notes has been accelerated as contemplated in
Section 10.01, regardless of whether the underlying Event of Default is thereafter continuing) all rights of the Note Issuer to receive any payments from the Collateral that it would otherwise be authorized to receive shall cease, and, subject to the Eighth paragraph on application of proceeds in
Section 10.07 hereof, those rights shall become vested in the Agent. The Agent shall then have the sole right to receive and hold those payments. Any payments that are received by the Note Issuer contrary to these provisions shall be received in trust for the benefit of the Agent (for the Agent, the Purchasers and the Noteholders), shall be segregated from other funds of the Note Issuer, and shall be promptly paid to the Agent.

          10.09  Cross-Collateralization; Right of Set-Off. If an Event of
                 -----------------------------------------
Default has occurred and either is continuing or has led to an acceleration under Section 10.01, or if any amount payable hereunder or under any of the other Note Documents on the Termination Date (or any earlier Maturity Date) is not paid as and when due, the Agent and each of the Purchasers and the Noteholders may each, in its sole discretion, proceed, without prior notice to the Note Issuer (any such notice being expressly waived by the Note Issuer to the extent permitted by applicable law) against any assets held by it under this Note Purchase Agreement or any other agreement between it and the Note Issuer and shall have a right of set-off against, and a right to appropriate and apply, such amount any and all monies and other property of the Note Issuer, including any and all deposits (general or special, time or demand, provisional or final), in any currency, and any and all other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, and in each case at any time held or owing by the Agent, such Purchaser or Noteholder. Each of the Agent and each Purchaser and Noteholder agrees promptly to notify the Note Issuer after any such set-off and application made by it; provided that the failure to give such notice shall not affect the validity of such set-off and application. In addition, the Agent may, in its sole discretion upon the occurrence and during the continuation of an event of default under any other agreement giving rise to Secured Obligations, proceed against any Collateral and each of the Agent, the Purchasers and the Noteholders shall have a right to set-off against any Secured Obligations any amounts (including, without limitation, any rebate of Facility Fee) owed by it to the Note Issuer under this Note Purchase Agreement.

          10.10  Interest Rate Protection Agreements. If a Default shall occur
                 -----------------------------------
and be continuing, the Agent (on behalf of the Noteholders) may, at its option (exercised in good faith) and shall, if so directed by the Majority Noteholders, enter into one or more Interest Rate Protection Agreements covering all or a portion of the Mortgage Loans pledged hereunder, and provided such Interest Rate Protection Agreement is commercially reasonable given then-current market conditions, the Note Issuer shall be responsible for all damages, judgments, costs and expenses of any kind which may be imposed on, incurred by or asserted against the Agent (or any Noteholder) relating to or arising out of such Interest Rate Protection Agreements; including without limitation any losses resulting from such Interest Rate Protection Agreements.

          Section 11. No Duty of Agent. The powers conferred on the Agent
                      ----------------
hereunder are solely to protect the Agent's interests, and those of the Purchasers and the Noteholders, in the Collateral and shall not impose any duty upon any of them to exercise or direct the Agent to exercise any such powers. The Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and none of the Agent, any Purchaser or any Noteholder or any of the officers, directors, employees or agents of any of them shall be responsible to the Note Issuer or any other Person for any act or failure to act hereunder relating to the Collateral, except, in the case of the Agent, as specified in Section 5.07.

          Section 12. The Agent
                      ---------

          12.01 Appointment of Agent. Each Purchaser and Noteholder hereby
                --------------------
irrevocably designates and appoints UBS Warburg as the Agent for such Purchaser and Noteholder under this Note Purchase Agreement and each other Note Document and irrevocably authorizes UBS Warburg as the Agent to take such action on its behalf under the provisions of this Note Purchase Agreement, the other Note Documents and all ancillary documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Note Purchase Agreement, the other Note Documents and all ancillary documents together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Note Purchase Agreement, any other Note Document or otherwise, the Agent shall not have any duties or responsibilities except those expressly set forth herein and in the other Note Documents, or any fiduciary relationship with any Purchaser or Noteholder and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Note Purchase Agreement, any other Note Document or any ancillary document or otherwise exist against the Agent. Further, without limiting any of the foregoing, each Purchaser and Noteholder hereby confirms its irrevocable authorization to the Agent to execute all such the acknowledgments and consents as may be required or deemed by the Agent to be desirable in the exercise of its functions in connection with the Collateral and ratifies such action by the Agent.

          12.02 Delegation. The Agent may execute any of its duties under
                ----------
this Note Purchase Agreement, the other Note Documents and all ancillary documents by or through agents or attorneys-in-fact and shall be entitled to the advice of counsel concerning all matters pertaining to such duties or functions.

          12.03 Exculpatory Provisions. Neither the Agent nor any of the
                ----------------------
officers, directors, employees, agents, or attorneys-in-fact of the Agent shall be (i) liable to any Purchaser or Noteholder for any action lawfully taken or omitted to be taken by such Person under or in connection with any Note Document or ancillary document (except for such Person's own gross negligence or willful misconduct as finally determined by a court of competent jurisdiction), or (ii) responsible in any manner to any of the Purchasers or Noteholders for any recitals, statements, representations or warranties made by the Note Issuer, the Seller or any agent of the Note Issuer, or any officer or representative of any of them, contained in any Note Document or ancillary document or certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, any Note Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of any Note Document or Collateral or ancillary document or for any failure of the Note Issuer or the Seller to perform its obligations thereunder. The Agent shall not be under any obligation to any Purchaser or Noteholder to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Note Purchase Agreement or any other Note Document or ancillary document or to inspect the properties, books or records of the Note Issuer, the Seller, the Servicer, the Administrator, the Custodian or any other Person.

          12.04 Reliance. The Agent shall be entitled to rely, and shall be
                --------
fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Note Issuer, the Agent, the Owner Trustee, the Servicer and the Administrator), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Note Purchase Agreement, the other Note Documents and all ancillary documents unless it shall first receive such advice or concurrence of the Purchasers and the Noteholders (or the percentage of them required hereunder or under another Note Document for the purpose (the "Required Investors"), as it deems appropriate or it shall first be indemnified to its satisfaction by the Purchasers and the Noteholders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Note Purchase Agreement, the other Note Documents and all ancillary documents in accordance with a request of the Required Investors, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Purchasers and Noteholders.

          12.05 Notice of Default. In no circumstance will the Agent be deemed
                -----------------
to have knowledge or notice of any Default or Event of Default or any duty or responsibility relating thereto. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Agent has received written notice from the Note Issuer, the Seller, the Owner Trustee, the Administrator, a Purchaser or Noteholder describing such Default or Event of Default. In the event that the Agent receives such a notice, the Agent shall promptly give notice thereof to the Purchasers and the Noteholders. The Agent shall (subject to Section 12.04) take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Investors; provided that unless and until the Agent shall have received such direction, the Agent may in the interim (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable and in the best interests of the Purchasers and the Noteholders.

          12.06 Non-Reliance on the Agents. Each Purchaser and Noteholder
                --------------------------
expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents or attorneys-in-fact has made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of the Note Issuer or of any matter relating to any Mortgage Loan or other Collateral, shall be deemed to constitute any representation or warranty by the Agent to any Purchaser or Noteholder. Each Purchaser and Noteholder represents to the Agent and each other Purchaser and Noteholder that it has, independently and without reliance upon the Agent or any other Purchaser or Noteholder and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the
Note Issuer, the Seller and all other matters relevant to the Note Documents, the Collateral and the transactions contemplated hereby or thereby and made its own decision to enter into this Note Purchase Agreement or take any interest in a Note. Each Purchaser and Noteholder also represents that it will, independently and without reliance upon the Agent or any other Purchaser or Noteholder and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking, or voting on the taking or omission of any, action under or related to this Note Purchase Agreement or any other Note Document, the Collateral or such transactions, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition or creditworthiness of the Note Issuer and the New Century Parties. The Agent, however, shall provide the Purchasers and the Noteholders with copies of all financial statements and projections which come into the possession of the Agent in its capacity as such pursuant to the Note Documents and copies of all other documents delivered to the Agent hereunder or under any other Note Document which such Purchaser or Noteholder may request, at the cost and expense of such Purchaser or Noteholder.

          12.07 Indemnification by Purchasers. (a) Each of the Purchasers
                -----------------------------
agrees to indemnify the Agent in its capacity as such (to the extent not reimbursed by the Note Issuer and without limiting the obligation of the Note Issuer to do so), from and against any and all Costs referred to in Section 13.03(a) hereof and any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements referred to in any other subsection of Section 13.03. The agreements in this provision shall survive the payment of the Secured Obligations and the termination of this Note Purchase Agreement.

          (b) The Agent will use its reasonable business judgment in handling the Collateral and in the enforcement of its rights hereunder and realization upon the Collateral but shall not be liable to the Purchasers or the Noteholders or any other Person for any action taken or omitted to be taken in good faith or on the written advice of counsel or otherwise as contemplated in Paragraph 12.03 hereof. Each of the Purchasers and Noteholders expressly releases the Agent from any and all liability and responsibility (express or implied), for any loss, depreciation of or delay in collecting or failing to realize on any Collateral, the Secured Obligations or any credit support therefor (including the obligations of the New Century Parties in Section 4.01(a) of the Loan Purchase Agreement) and for any mistake, omission or error in judgment in passing upon or accepting any Collateral or in making (or in failing to make) examinations or audits or for granting indulgences or extensions to the Note Issuer or the Seller, any account debtor or any guarantor in respect of any of the Collateral, other than resulting from the Agent's gross negligence or willful misconduct, as finally determined by a court of competent jurisdiction.

          12.08 The Agent in its Individual Capacity. The Agent may make loans
                ------------------------------------
to, and generally engage in any kind of business with the Note Issuer and the New Century Parties and their Affiliates as though it were not the Agent hereunder, and it shall have no duty to account to any Purchaser or Noteholder therefor.

          12.09 Successor Agent. The Agent may resign upon 30 days' notice to
                ---------------
the Purchasers and Noteholders and such resignation shall be effective upon the appointment of a successor Agent acting in the same capacity. If the Agent shall resign, the Purchasers and the Noteholders shall appoint a successor Agent, whereupon such successor Agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor Agent effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Note Purchase Agreement. After any retiring Agent's resignation hereunder, the provisions of this Section 12 and of
Section 13 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent.

          12.10 Arrangements Requiring Consent of Purchasers and Noteholders;
                -------------------------------------------------------------
Agent's Discretion. Notwithstanding anything contained in this Note Purchase
------------------
Agreement to the contrary, the Agent shall not, without the prior written consent of all Purchasers and Noteholders, agree to any extension of the Termination Date. In all other respects the Agent is authorized by each of the Purchasers and Noteholders to take such actions or omit such actions under this Note Purchase Agreement and any other Note Document upon the direction or consent of the percentage of Purchasers, Noteholders or Purchasers and Noteholders (where applicable, with the vote of the Agent itself) as is contemplated in this Note Purchase Agreement or such other Note Document and, in all other cases, as the Agent, in its reasonable discretion, deems to be advisable and in the best interest of the Purchasers and the Noteholders and, where it is affected, the Agent itself. Notwithstanding any provision to the contrary contained in this Note Purchase Agreement, each Purchaser and Noteholder hereby authorizes the Agent to take such actions or fail to take such actions as it, in its reasonable discretion, deems to be advisable and in the best interest of the Purchasers and the Noteholders and, where it is affected, the Agent itself in connection with (a) the exercise of (i) any and all rights and remedies under this Note Purchase Agreement and any other Note Document or related document (including but not limited to the exercise of rights and remedies under Section 10 hereof), and (ii) its discretion in determining compliance with the eligibility requirements of Mortgage Loans and establishing their Collateral Value, and/or (b) curing any ambiguity, defect or inconsistency in the terms of this Note Purchase Agreement or any other Note Document.

          12.11 Nonconsenting Purchasers and Noteholders. In the event any
                ----------------------------------------
Purchaser's or Noteholder's consent is sought pursuant to the provisions of this Note Purchase Agreement or any other Note Document and such Purchaser or Noteholder does not respond to the relevant request for such consent within ten
(10) days after such request is made to such Purchaser or Noteholder, such failure to respond shall be deemed a consent. In addition, in the event that any Noteholder declines to give its consent to any such request, it is hereby mutually agreed that the any Purchaser or other Noteholder shall have the right (but not the obligation) to purchase such Noteholder's Notes for the full principal amount thereof together with accrued interest thereon to the date of such purchase.

          12.12 Refund of Payments. If the Agent is required at any time to
                ------------------
rebate or otherwise return to the Note Issuer or the Seller or to a trustee, receiver, liquidator, custodian or other similar official any portion of the payments received by the Agent for distribution hereunder in respect of any of the Secured Obligations as result of a bankruptcy or similar proceeding with respect to the Note issuer, the Seller or any other Person or otherwise, then each Purchaser and Noteholder shall, on demand of the Agent, forthwith return to the Agent its ratable share of any such payments made to such Purchaser or Noteholder by the Agent, together with its ratable share of interest and/or penalties, if any, payable by the Agent, the Purchasers or the Noteholders, as the case may be. This provision shall survive the termination of this Note Purchase Agreement.

          12.13 Relationship. The Obligors acknowledge that the relationship
                ------------
between and among the Agent and the Purchasers and Noteholders shall not be construed as giving rise to or constituting a joint venture, and the Purchasers and Noteholders confirm that neither the Agent nor any other Purchaser or Noteholder is a partner or joint venturer with any other party to this Note Purchase Agreement or any of the other Note Documents.

          12.14 Purchaser Funding to the Agent. Unless the Agent shall have been
                ------------------------------
notified in writing by any Purchaser prior to the time for any Note Purchase that such Purchaser will not make the amount which would constitute the purchase price of the Notes to be purchased by it in that Note Purchase available to the Agent as required herein on the relevant Note Purchase Date, the Agent may assume that such Purchaser will make such amount available to the Agent on the Note Purchase Date and, notwithstanding anything to the contrary elsewhere in this Note Purchase Agreement, the Agent may, in reliance upon such assumption, make available to the Note Issuer (as provided herein) a corresponding amount. A certificate of the Agent submitted to any Purchaser with respect to any amount owing under this subsection shall be conclusive, absent manifest error. If such Purchaser's share of the amount made available by the Agent on account of the purchase price of the Notes included in such Note Purchase is not in fact made available to the Agent by such Purchaser on the Note Purchase Date, the Agent shall be entitled to recover such amount with interest thereon at the rate per annum applicable to the Notes hereunder, on demand, from the Note Issuer without prejudice to any rights which the Agent or the Note Issuer may have against such Purchaser hereunder. Nothing contained in this subsection shall relieve any Purchaser which has failed to make available the purchase price of any Notes to be purchased by it hereunder from its obligation to do so in accordance with the terms hereof. Nothing contained herein shall be deemed to obligate the Agent to make available to the Note Issuer the full amount of the purchase price of the Notes to be included in a Note Purchase when the Agent has any notice (written or otherwise) that any of the Purchasers will not advance its ratable portion thereof.

          12.15 Sharing. (a) If any Purchaser or Noteholder obtains payment in
                -------
respect of any Note or fees or other amount owing to it under this Note Purchase Agreement or any other Note Document through the exercise of a right of set-off, banker's lien or counterclaim, or by any other means, in excess of its pro rata share of the payments at the time owing to all the Purchasers or Noteholders, as applicable, such Purchaser or Noteholder shall promptly, by way of assignment or participation, purchase from the other Purchasers or Noteholders, as applicable, an interest (an "Interest") in the commitment to purchase Notes hereunder of such Purchaser, or in the Notes of such Noteholder, in such amounts, and shall make such other adjustments from time to time, as shall be equitable so that all the Purchasers and Noteholders share such payment in accordance with their respective ratable shares as provided for in this Note Purchase Agreement. If payment to a Purchaser or Noteholder obtained by it through the exercise of a right of setoff, banker's lien, counterclaim or other event as described above is rescinded or must otherwise be restored, each Purchaser and Noteholder that has shared the benefit of such payment shall, by repurchase of the Interest theretofore sold, return its share of that benefit (together with its share of any accrued interest payable with respect thereto) to each Purchaser and Noteholder whose payment has been rescinded or otherwise restored. All purchases and repurchases of Interests contemplated in this provision shall be communicated by the relevant Purchasers and Noteholders by notice to the Agent and the Note Issuer but no such purchase or repurchase shall require the prior notice or consent of the Note Issuer, notwithstanding anything to the contrary elsewhere in this Note Purchase Agreement. Unless and until notified to the contrary, each of the Notes Issuer, the New Century Parties and the Servicer shall be entitled to rely on the assumption that the Agent represents all Purchasers and Noteholders.

          (b) The Note Issuer agrees that any Purchaser or Noteholder so purchasing such an Interest by way of participation may, to the fullest extent permitted by law, exercise all rights of payment, including setoff, banker's lien or counterclaim, with respect to such Interest as fully as if such Purchaser or Noteholder were a holder of the relevant Notes or portion of selling Purchaser's right to receive fees relating to its Commitment Percentage. Except as otherwise expressly provided in this Note Purchase Agreement, if any Purchaser or Noteholder shall fail to remit to any other Purchaser or Noteholder an amount payable by such Purchaser or Noteholder as described in Section 12.15(a) on the date when such amount is due, such payments shall be made together with interest thereon for each date from the date such amount is due until the date such amount is paid to such other Purchaser or Noteholder, at a rate per annum equal to the Federal Funds Rate. If under any applicable bankruptcy, insolvency or other similar law, any Purchaser or Noteholder receives a secured claim in lieu of a setoff to which Section 12.15(a) applies, such Purchaser or Noteholder shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Purchasers and Noteholders under this Section 12.15 to share in the benefits of any recovery on such secured claim.

          12.16 Remittance of Payments by the Agent. Subject to Section 10.07 on
                -----------------------------------
the application of proceeds in the circumstances there specified, the Agent shall, after receipt of any principal, interest and fees payable under this Note Purchase Agreement or the Notes, promptly remit to the Purchasers and the
Noteholders: (a) their respective pro rata portions of all fees, (b) interest computed at the rate and as provided for in this Note Purchase Agreement on all outstanding Notes, and (c) their respective pro rata portions of all principal paid on the Notes. At the request of any Purchaser or Noteholder, the Agent will also supply to the Purchasers and the Noteholders from time to time a statement in reasonable detail of the amounts distributed by the Agent hereunder to the Purchasers and the Noteholders since the last such statement (if any).

          Section 13. Miscellaneous.
                      -------------

          13.01 Waiver. No failure on the part of the Agent, any Purchaser or
                ------
any Noteholder to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under any Note Document shall operate as a waiver thereof, nor shall any single or partial exercise by any of them of any right, power or privilege under any Note Document preclude any other or further exercise thereof by the same or any other Person or the exercise of any other right, power or privilege. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

          13.02 Notices. Except as otherwise expressly permitted by this Note
                -------
Purchase Agreement, all notices, requests and other communications provided for herein and under the Custodial Agreement (including without limitation any modifications of, or waivers, requests or consents under, this Note Purchase Agreement) shall be given or made in writing (including without limitation by telex or telecopy) delivered to the intended recipient at the "Address for Notices" specified below its name on the signature pages hereof or thereof) or, in the case of a Noteholder, at its address as identified by notice to the Note Issuer for recording in the Note Register; or, as to any party, at such other address as shall be designated by such party in a written notice to the party giving the notice. Except as otherwise provided in this Note Purchase Agreement and except for notices given under Section 3 (which shall be effective only on receipt), all such communications shall be deemed to have been duly given when transmitted by telex or telecopy or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          13.03 Indemnification and Expenses.
                ----------------------------

          (a) The Note Issuer agrees to hold the Agent, the Purchasers, the Noteholders, the Owner Trustee and their respective Affiliates and officers, directors, employees, agents and advisors (each an "Indemnified Party") harmless
                                                    -----------------
from and indemnify any Indemnified Party against all liabilities, losses, damages, judgments, costs and expenses of any kind (including, without limitation, the reasonable fees and the expenses of counsel) which may be imposed on, incurred by or assessed against such Indemnified Party (collectively, the "Costs") relating to or arising out of a third-party claim
                    -----
(including, without limitation, a claim brought by a Noteholder or a Purchaser against the Agent, or by the Agent against a Noteholder or a Purchaser) involving this Note Purchase Agreement, any Note, any other Note Document or any transaction contemplated hereby or thereby, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Note Purchase Agreement, any Note, any other Note Document or any transaction contemplated hereby or thereby, that, in each case results from anything other than any Indemnified Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. Without limiting the generality of the foregoing, the Note Issuer agrees to hold any Indemnified Party harmless from and indemnify such Indemnified Party against all Costs with respect to all Mortgage Loans relating to or arising out of any violation or alleged violation of any securities law, environmental law, rule or regulation or any consumer credit laws, including without limitation the Truth in Lending Act and/or the Real Estate Settlement Procedures Act, that, in each case, results from anything other than such Indemnified Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction. In any suit, proceeding or action brought by an Indemnified Party in connection with any Mortgage Loan for any sum owing thereunder, or to enforce any provisions of any Mortgage Loan, the Note Issuer will save, indemnify and hold such Indemnified Party harmless from and against all expense, loss or damage suffered by reason of any defense, set-off, counterclaim, recoupment or reduction or liability whatsoever of the account debtor or obligor thereunder, arising out of a breach by the Note Issuer of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such account debtor or obligor or its successors from the Note Issuer.

          (b) The Note Issuer also agrees to reimburse an Indemnified Party as and when billed by such Indemnified Party for all such Indemnified Party's costs and expenses incurred in connection with the enforcement or the preservation of such Indemnified Party's rights under this Note Purchase Agreement, any Note, any other Note Document or any transaction contemplated hereby or thereby, including without limitation the reasonable fees and expenses of its counsel. The Note Issuer may offer to assume the defense of any action brought against any Indemnified Party, provided that the counsel proposed to handle the defense be satisfactory to such Indemnified Party in its sole discretion. If the Indemnified Party agrees to such an arrangement, then the Note Issuer shall not be liable for any separate counsel for such Indemnified Party. In no event will an Indemnified Party be liable for a settlement effected without its prior consent. The Note Issuer hereby acknowledges that, notwithstanding the fact that each Note is secured by the Collateral, the obligation of the Note Issuer under each Note is a recourse obligation of the Note Issuer.

          (c) The Note Issuer agrees to pay as and when billed by the Agent all of the out-of-pocket costs and expenses (including reasonable fees and expenses of counsel) incurred by the Agent in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Note Purchase Agreement, any Note, any other Note Document or any other documents prepared in connection herewith or therewith. The Note Issuer agrees to pay as and when billed by the Agent all of the out-of-pocket costs and expenses incurred in connection with the consummation and administration of the transactions contemplated hereby and thereby including without limitation (i) all the fees, disbursements and expenses of counsel to the Agent and (ii) all the due diligence, inspection, testing and review costs and expenses incurred by the Agent with respect to Collateral under this Note Purchase Agreement, including, but not limited to, those costs and expenses incurred by the Agent pursuant to Sections 13.03(a) and 13.14 hereof provided, however, that such fees of counsel for the Agent in connection with the establishment of the facilities contemplated by this Note Purchase Agreement shall not in the aggregate exceed $75,000, plus expenses such as UCC, typing, xerox, Federal Express, etc.

          13.04 Amendments. Except as otherwise expressly provided in this Note
                ----------
Purchase Agreement, any provision of this Note Purchase Agreement may be modified or supplemented only by an instrument in writing (which may be in counterparts) signed by the Note Issuer and the Agent, the Purchasers and the Noteholders. Notwithstanding the foregoing, if under this Note Purchase Agreement any matter requires only the vote, consent or direction of the Majority Investors, the Majority Purchasers or the Majority Noteholders, any amendment hereto to memorialize or give effect to such vote, consent or direction shall be effective if reflected in a writing or counterparts of a writing signed by the Note Issuer, the Agent and, as applicable, the Majority Investors, the Majority Purchasers or the Majority Noteholders; and in any such case, such amendment shall be binding on all parties hereto. No modification or amendment of this Note Purchase Agreement may, without the consent of all the Purchasers and the Noteholder of each outstanding Note affected thereby (i) change the Maturity Date or the Payment Date of any principal of or interest on the Note, (ii) reduce the aggregate principal balance of, or interest on, the Notes, (iii) change the coin or currency in which the Notes or any interest thereon is payable, (iv) impair the right to institute suit for the enforcement of any payment on or with respect to the Notes after the Maturity Date, (v) reduce the percentage of the aggregate principal balance of the Notes, the consent of the Noteholders of which is required for modification or amendment of this Note Purchase Agreement or for waiver of compliance with certain provisions of this Note Purchase Agreement or for waiver of certain defaults, (vi) reduce the requirements contained in the Note Purchase Agreement for voting, (vii) change any obligation of the Note Issuer to maintain an office or agency in the places and for the purposes required by the Note Purchase Agreement, (viii) modify any of the provisions of this Note Purchase Agreement regarding payments on the Notes or (ix) deprive any Purchaser or Noteholder of the benefit of the security interest in the Collateral as provided in this Note Purchase Agreement.

          13.05 Successors and Assigns. This Note Purchase Agreement shall be
                ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Note Issuer may not assign or otherwise transfer any of its rights or obligations under this Note Purchase Agreement without the prior signed written consent of the Agent, the Purchasers and the Noteholders. The Purchasers and Noteholders may assign their rights and obligations hereunder and under the Notes as contemplated in Section 3.01(a) hereof. Each Noteholder becomes a party hereto and bound hereby by virtue of its becoming the holder of a Note, without need to execute a counterpart of this Agreement.

          13.06 Survival. The obligations of the Note Issuer under Sections
                --------
4.03, 13.03 and 13.14 hereof shall survive the payment of all amounts payable under the Notes and the termination of this Note Purchase Agreement. In addition, each representation and warranty made or deemed to be made by a Request for Note Purchase, herein or pursuant hereto shall survive the making of such representation and warranty, and the Purchasers shall not be deemed to have waived, by reason of purchasing any Notes, any Default or Event of Default that may arise because any such representation or warranty shall have proved to be false or misleading, notwithstanding that any Purchaser or Noteholder or the Agent may have had notice or knowledge or reason to believe that such representation or warranty was false or misleading at the time such purchase was made.

          13.07 Captions. The table of contents and captions and section
                --------
headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Note Purchase Agreement.

          13.08 Counterparts. This Note Purchase Agreement may be executed in
                ------------
any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Note Purchase Agreement by signing any such counterpart.

          13.09 Note Purchase Agreement Constitutes Security Agreement;
                -------------------------------------------------------
Governing Law. This Note Purchase Agreement shall be governed by New York law
-------------
without reference to choice of law doctrine, and shall constitute a security agreement within the meaning of the Uniform Commercial Code.

          13.10 Submission To Jurisdiction; Waivers. The Note Issuer hereby
                -----------------------------------
irrevocably and unconditionally:

          (A) TO THE EXTENT PERMITTED BY LAW, SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS NOTE PURCHASE AGREEMENT, EACH NOTE AND THE OTHER NOTE

DOCUMENTS, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

          (B) CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

          (C) AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH UNDER ITS SIGNATURE BELOW OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED; AND

          (D) AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION.

          13.11 Acknowledgments. The Note Issuer hereby acknowledges that:
                ---------------

          (a) it has been advised by counsel in the negotiation, execution and delivery of this Note Purchase Agreement, the Note and the other Note Documents;

          (b) the Agent, the Purchasers and the Noteholders have no fiduciary relationship to the Note Issuer, and the relationship between the Note Issuer and the Agent, the Purchasers and the Noteholders is solely that of debtor and creditor; and

          (c) no joint venture exists between or among any of the Agent, the Purchasers, the Noteholders and the Note Issuer.

          13.12 Hypothecation or Pledge of Mortgage Loans. The Agent shall have
                -----------------------------------------
free and unrestricted use of all Collateral and nothing in this Note Purchase Agreement shall preclude the Agent from engaging in repurchase transactions with the Collateral or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating the Collateral, for the benefit of the Agent, the Purchasers and the Noteholders (as those benefits may be allocated among them by separate agreement or, so long as there is only a single Noteholder, for its sole benefit). Nothing contained in this Note Purchase Agreement shall obligate the Agent to segregate any Collateral delivered to the Agent by or on behalf of the
Note Issuer.

          13.13 Servicing and Administration. The Mortgage Loans shall be
                ----------------------------
serviced in accordance with the provisions of the Servicing Agreement. The Note Issuer shall be administered pursuant to the Administration Agreement, and the activities of the
Note Issuer hereunder shall be performed on behalf of the Note Issuer by the Administrator.

          13.14 Periodic Due Diligence Review. The Note Issuer acknowledges that
                -----------------------------
the Agent has the right to perform continuing due diligence reviews with respect to the Mortgage Loans (and in doing so may be accompanied by representatives of any Purchaser or Noteholder), for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and the Note Issuer agrees that upon reasonable (but no less than one (1) Business Day's) prior notice to the Note Issuer, the Agent or its authorized representatives (so accompanied, if applicable) will be permitted during normal business hours to examine, inspect, and make copies and extracts of, the Mortgage Files and any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession or under the control of the Note Issuer or any of its agents and/or the Custodian. The Note Issuer also shall make available to the Agent a knowledgeable financial or accounting officer of the Administrator or another agent of the Note Issuer for the purpose of answering questions respecting the Mortgage Files and the Mortgage Loans. Without limiting the generality of the foregoing, the Note Issuer acknowledges that the Purchasers may purchase Notes from the Note Issuer based solely upon the information provided by the Note Issuer to the Agent in the Mortgage Loan Tape and the representations, warranties and covenants contained herein, and that the Agent, at its option or upon direction of the Majority Purchasers, the Majority Noteholders or the Majority Investors, has the right at any time to conduct a partial or complete due diligence review on some or all of the Mortgage Loans securing the Notes, including without limitation ordering new credit reports (to the extent permitted by applicable law) and new appraisals on the related Mortgaged Properties and otherwise re-generating the information used to originate such Mortgage Loan. A Purchaser may underwrite a Mortgage Loans itself or engage a mutually agreed upon third party underwriter to perform such underwriting. The Note Issuer agrees to cooperate with the Agent and the Purchasers and any third party underwriter in connection with such underwriting, including, but not limited to, providing the Agent, each relevant Purchaser and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Mortgage Loans in the possession, or under the control, of the Note Issuer or any of its agents. The Note Issuer further agrees that the Note Issuer shall reimburse the Agent and the Purchasers as and when billed for any reasonable out-of-pocket costs and expenses incurred by the Agent or such Purchaser in connection with its activities pursuant to this Section 12.14 within 30 days of receipt of an invoice therefor.

          13.15 No Recourse. It is expressly understood and agreed by the
                -----------
parties hereto that (a) this Note Purchase Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of the Note Issuer, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Note Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose of binding only the Note Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Note Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Note Issuer under this Note Purchase Agreement or any other related documents.

          13.16 Termination. (a) In the event any materially adverse change in
                -----------
the Property, business, financial condition or business prospects of the Note Issuer, a New Century Party or the Note Issuer's or any New Century Party's Affiliates shall occur, in each case as determined by the Majority Investors in their sole discretion exercised in good faith, or any other condition shall exist which, in the Majority Investors' sole discretion, exercised in good faith, constitutes a material impairment of the Note Issuer's ability to perform its obligations under this Note Purchase Agreement, the Loan Purchase Agreement, the Note or any other Note Document or in the ability of any New Century Party to perform its obligations under Section 4.01(a) of the Loan Purchase Agreement, then upon five (5) days' prior written notice to the Note Issuer by the Majority Investors (any such notice, a "MAC Notice"), the Purchasers' several obligations
                               ----------
to make further Note Purchases shall terminate without further action by any Person.

          (b) Upon receipt of a MAC Notice, the Note Issuer shall use its best efforts to effect a complete refinancing of this facility not later than the 10th Business Day following receipt of the MAC Notice and, if such refinancing shall not have occurred by such date, then the Agent shall have the immediate right to take the actions provided in Sections 10.02 through 10.10 hereof, with similar effect as though an Event of Default had occurred.

          (c) Upon the Agent's delivery of a MAC Notice, the Agent shall, within five (5) Business Days, refund to the Note Issuer in Dollars, in immediately available funds, without deduction, set-off or counterclaim, the Unearned Portion of the Facility Fee (as defined below). The "Unearned Portion of the Facility Fee" shall be calculated by multiplying the Facility Fee paid by the
Note Issuer for the then current term of the facility by a fraction, the numerator of which is the number of days remaining in the current term of the facility and the denominator of which is the total number of days in the current term of the facility. For example, if the Termination Date occurs on the 100th day of the second year of the term, then the Unearned Portion of the Facility Fee would be equal to $724,043.70 (i.e., $1,000,000 multiplied by 265 divided by 366). As a further example, if the Termination Date were extended for 180 days in exchange for a $500,000 Facility Fee pursuant to Section 4.04 hereof, and if the Termination Date occurred on the 60th day of the extension period, then the Unearned Portion of the Facility Fee would be equal to $164,383.55 (i.e., $500,000 multiplied by 120 divided by 180). Each Purchaser shall pay to the Agent within five (5) Business Days following the Termination Date an amount equal the Unearned Portion of the Facility Fee multiplied by their respective Commitment Percentage for the term covered by the Unearned Portion of the Facility Fee.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Note Purchase Agreement to be duly executed and delivered as of the day and year first above written.

                                 NOTE ISSUER
                                 -----------

                                 NEW CENTURY FUNDING I

                                 By: WILMINGTON TRUST COMPANY, not in its
                                    individual capacity, but solely as Owner
                                    Trustee under the Trust Agreement

                                 By:      /s/ Anita E. Daliago
                                     -------------------------------------------
                                     Name:
                                     Title: Senior Financial Services Officer

                                 Address for Notices:
                                 -------------------


                                 New Century Funding I
                                 c/o Wilmington Trust Company
                                 Rodney Square North
                                 1100 North Market Street
                                 Wilmington, Delaware 19890
                                 Attention: Corporate Trust Administration
                                 Telecopy No.: 302-636-4140 or 302-636-4141
                                 Telephone No.: 302-651-1000

                                 With a copy to:

                                 New Century Funding I
                                 c/o New Century Mortgage Corporation
                                 18400 Von Karman, Suite 1000
                                 Irvine, California 92612
                                 Attention: Stergios Theologides, Esq.
                                 Telecopier No: (949) 840-7033
                                 Telephone No: (949) 863-7243

                                 AGENT
                                 -----


                                 UBS WARBURG REAL ESTATE SECURITIES INC.

                                 By: /s/ George MonGlaracina
                                    -------------------------------------
                                    Name:  George MonGlaracina
                                    Title: Executive Director

                                 By: /s/ Juliet F. Buck
                                    -------------------------------------
                                    Name: Juliet F. Buck
                                    Title: Director

                                 Address for Notices:
                                 -------------------


                                 1285 Avenue of the Americas
                                 New York, New York 10019
                                 Attention: Robert Carpenter
                                            George Mangiaracina
                                 Telecopier No: (212) 713-9597
                                 Telephone No: (212) 713-2000


                                 PURCHASER
                                 ---------


                                 UBS WARBURG REAL ESTATE SECURITIES INC.


                                 By: /s/ George MonGlaracina
                                    -------------------------------------
                                    Name:  George MonGlaracina
                                    Title: Executive Director

                                 By: /s/ Juliet F. Buck
                                    -------------------------------------
                                    Name:  Juliet F. Buck
                                    Title: Director

                                 Address for Notices:
                                 -------------------


                                 1285 Avenue of the Americas
                                 New York, New York 10019
                                 Attention: Robert Carpenter
                                            George Mangiaracina
                                 Telecopier No: (212) 713-9597
                                 Telephone No: (212-713-2000







       [Signature page for Committed Note Purchase and Security Agreement]